Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 29	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2013 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Let's thrive.® Thrivent Financial for Lutherans®

Flexible Premium Deferred Variable Annuity

(issued by Lutheran Brotherhood
between 2/03/1994 and 4/30/2003)

Prospectuses
April 30, 2013
Thrivent Variable Annuity Account B
Thrivent Series Fund, Inc.

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Thrivent.com

NEW! Make variable annuity changes online, quickly and easily

Now you have more options to manage your variable annuity—in fewer steps

You've invested in an annuity—now Thrivent Financial for Lutherans gives you another way to manage it with our new online annuity service center. With 24/7 access, it's there when you want it. Plus, you can make changes any time in seconds.

The online annuity service center offers you more options, including:

- Complete reallocation (available now).
- Partial reallocation (available now).
- New money allocation (available now).
- Partial withdrawals (coming mid-2013).
- Transaction status and history (coming mid-2013).

Just log in* to **Thrivent.com** and select your variable annuity contract by clicking on Manage Contract to make changes. It's the easiest and most convenient way to update your annuity. Save time by making changes with just a few easy clicks!

As always, your Thrivent Financial representative is available to answer any questions you may have.

*In order to access your variable annuity contract on Thrivent.com, you must be a registered user. If you are not already registered, you can register immediately by clicking on Register Now next to the login area.

This page is not part of the prospectus.

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2013. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing to us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 36 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2013.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The individual flexible premium variable annuity Contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]

Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current[3]	Maximum

Mortality & Expense Risk Charge	1.10%	1.25%

Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[4]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.42%	2.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Annuity Provisions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$728	$924	$1,119	$1,976
Maximum Portfolio Expenses:	$940	$1,567	$2,204	$4,138
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$728	$924	$1,119	$1,976
Maximum Portfolio Expenses:	$940	$1,567	$2,204	$4,138
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$170	$526	$907	$1,976
Maximum Portfolio Expenses:	$394	$1,195	$2,014	$4,138

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.29% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the Flexible Premium Deferred Variable Annuity Contract (of the Thrivent Variable Account I). Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1993. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount	Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long- term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth1.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth1.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth1.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

1 As of June 28, 2013, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of June 27, 2013.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Turner Investments L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.

Thrivent Partner Worldwide Allocation Portfolio
Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment advisor, pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

INVESTMENT OPTIONS

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

THE CONTRACT

Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or over the telephone if we receive proper authorization from you. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

THE CONTRACT

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦

The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of

THE CONTRACT

the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

Federal law may limit the rights and/or tax benefits available for Contract continuation for state recognized same sex or civil union partners.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

THE CONTRACT

The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. You may make partial surrenders by telephone if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

THE CONTRACT

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us Written Notice; or

(2)	By telephone if we receive proper authorization from you.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦

We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦

In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts

(1)	By giving us Written Notice; or

(2)	By telephone if we receive proper authorization from you.

THE CONTRACT

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to

THE CONTRACT

have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form. The program will not terminate automatically by transferring your allocations to another subaccount.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern

Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

THE CONTRACT

We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦

Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

CHARGES AND DEDUCTIONS

♦

Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦

Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦

Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk

CHARGES AND DEDUCTIONS

assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the settlement option.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a

ANNUITY PROVISIONS

single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

♦

Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

♦

Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option agreeable to us.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable

ANNUITY PROVISIONS

Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party

GENERAL PROVISIONS

checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans

GENERAL PROVISIONS

may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is

FEDERAL TAX STATUS

treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the

FEDERAL TAX STATUS

Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in

FEDERAL TAX STATUS

the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity Contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits

FEDERAL TAX STATUS

under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be moved directly to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be

FEDERAL TAX STATUS

withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting

VOTING RIGHTS

purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her

SALES AND OTHER AGREEMENTS

supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.50% to 3.50% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.30% of Accumulated Value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account B are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT B

1933 Act Registration No. 33-76154

1940 Act Registration No. 811-7934

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account B)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:									—	—
value at beginning of period	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	$10.00	—	—
value at end of period	$13.59	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	—	—
number outstanding at end of period (000 omitted)	5,261	5,593	5,892	6,241	5,933	5,640	4,801	1,249	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	$10.00	—	—
value at end of period	$13.74	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	—	—
number outstanding at end of period (000 omitted)	17,903	19,051	19,800	20,690	20,734	20,168	14,525	3,666	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	$10.00	—	—
value at end of period	$13.87	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	—	—
number outstanding at end of period (000 omitted)	25,219	26,293	26,925	27,344	27,444	27,146	18,718	5,223	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	$10.00	—	—
value at end of period	$13.58	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	—	—
number outstanding at end of period (000 omitted)	11,913	11,932	11,646	11,399	11,526	10,589	6,625	2,085	—	—

Thrivent Partner Technology Subaccount (April 30, 2002)[1]
Accumulation unit:
value at beginning of period	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86	$7.25
value at end of period	$13.09	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86
number outstanding at end of period (000 omitted)	182	192	205	221	225	298	342	440	449	348

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$11.38	$11.96	$10.88	$8.89	$10.00	—	—	—	—	—
value at end of period	$13.59	$11.38	$11.96	$10.88	$8.89	—	—	—	—	—
number outstanding at end of period (000 omitted)	190	187	197	177	122	—	—	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$8.02	$9.30	$8.09	$5.69	$10.00	—	—	—	—	—
value at end of period	$7.68	$8.02	$9.30	$8.09	$5.69	—	—	—	—	—
number outstanding at end of period (000 omitted)	435	451	391	386	200	—	—	—	—	—

Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[3]
Accumulation unit:
value at beginning of period	$10.75	$12.19	$9.68	$5.60	$10.00	—	—	—	—	—
value at end of period	$13.39	$10.75	$12.19	$9.68	$5.60	—	—	—	—	—
number outstanding at end of period (000 omitted)	310	317	327	224	75	—	—	—	—	—

[1]	Formerly known as Thrivent Technology Subaccount
[2]	Formerly known as Thrivent Partner Natural Resources Subaccount.
[3]	Formerly known as Thrivent Partner Emerging Markets Subaccount.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91	$10.00
value at end of period	$26.41	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91
number outstanding at end of period (000 omitted)	519	571	678	797	979	1,334	1,920	2,331	2,006	813

Thrivent Partner Small Cap Growth Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82	$7.61
value at end of period	$14.67	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82
number outstanding at end of period (000 omitted)	372	417	476	532	601	718	892	1,108	1,138	1,462

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05	$10.00
value at end of period	$25.80	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05
number outstanding at end of period (000 omitted)	280	327	391	423	482	606	754	878	759	212

Thrivent Small Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69	$7.71
value at end of period	$14.87	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69
number outstanding at end of period (000 omitted)	492	584	732	892	992	1,291	1,568	1,562	1,077	630

Thrivent Small Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52	$7.69
value at end of period	$18.06	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52
number outstanding at end of period (000 omitted)	445	512	608	694	840	1,134	1,395	1,827	1,829	1,380

Thrivent Mid Cap Growth Subaccount (January 30, 1998)
Accumulation unit:
value at beginning of period	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31	$10.64
value at end of period	$25.47	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31
number outstanding at end of period (000 omitted)	5,706	6,318	7,175	8,150	9,415	11,504	14,793	19,921	24,876	18,406

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	$10.00	—	—
value at end of period	$15.04	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	—	—
number outstanding at end of period (000 omitted)	156	183	220	238	237	267	206	131	—	—

Thrivent Mid Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57	$8.08
value at end of period	$17.35	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57
number outstanding at end of period (000 omitted)	601	717	841	1,012	1,114	1,465	1,672	1,462	603	350

Thrivent Mid Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67	$8.00
value at end of period	$18.69	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67
number outstanding at end of period (000 omitted)	444	498	608	695	831	1,096	1,331	1,792	1,702	1,243

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$7.68	$8.83	$7.87	$6.05	$10.00	—	—	—	—	—
value at end of period	$9.01	$7.68	$8.83	$7.87	$6.05	—	—	—	—	—
number outstanding at end of period (000 omitted)	8,635	791	826	712	383	—	—	—	—	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.84	$10.13	$8.66	$6.45	$10.00	—	—	—	—	—
value at end of period	$11.32	$9.84	$10.13	$8.66	$6.45	—	—	—	—	—
number outstanding at end of period (000 omitted)	40	35	30	20	15	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.98	$9.77	$7.89	$5.30	$10.00	—	—	—	—	—
value at end of period	$9.87	$8.98	$9.77	$7.89	$5.30	—	—	—	—	—
number outstanding at end of period (000 omitted)	133	167	183	166	55	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.08	$9.09	$7.73	$5.54	$10.00	—	—	—	—	—
value at end of period	$8.93	$8.08	$9.09	$7.73	$5.54	—	—	—	—	—
number outstanding at end of period (000 omitted)	85	135	146	151	78	—	—	—	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Partner All Cap Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67	$6.82
value at end of period	$12.11	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67
number outstanding at end of period (000 omitted)	855	1,000	1,152	1,382	1,585	2,073	2,267	2,558	2,581	2,901

Thrivent Large Cap Growth Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08	$35.70
value at end of period	$61.42	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08
number outstanding at end of period (000 omitted)	4,416	4,968	5,705	6,606	7,685	9,471	12,248	16,269	19,881	22,487

Thrivent Partner Growth Stock Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.60	$12.93	$11.21	$7.91	$13.83	$12.80	$11.43	$10.87	$10.00	$7.71
value at end of period	$14.78	$12.60	$12.93	$11.21	$7.91	$13.83	$12.80	$11.43	$10.87	$10.00
number outstanding at end of period (000 omitted)	666	752	897	1,071	1,326	1,861	2,180	2,886	3,079	2,887

Thrivent Large Cap Value Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72	$7.73
value at end of period	$13.64	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72
number outstanding at end of period (000 omitted)	2,566	2,995	3,563	4,126	4,956	6,476	7,939	9,641	9,212	8,084

Thrivent Large Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74	$8.12
value at end of period	$11.73	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74
number outstanding at end of period (000 omitted)	1,256	1,477	1,722	2,093	2,610	3,477	4,342	5,528	4,409	2,709

Thrivent Large Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41	$8.21
value at end of period	$14.16	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41
number outstanding at end of period (000 omitted)	1,000	1,081	1,248	1,514	1,909	2,574	3,082	4,005	3,792	2,463

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.95	$9.27	$8.07	$6.99	$10.00	—	—	—	—	—
value at end of period	$10.01	$8.95	$9.27	$8.07	$6.99	—	—	—	—	—
number outstanding at end of period (000 omitted)	411	398	223	81	56	—	—	—	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Balanced Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73	$9.26
value at end of period	$15.32	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73
number outstanding at end of period (000 omitted)	614	702	787	899	1,116	1,534	1,893	2,594	2,551	1,890

Thrivent High Yield Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08	$19.81
value at end of period	$46.61	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08
number outstanding at end of period (000 omitted)	2,984	3,280	3,769	4,357	5,058	6,421	8,370	11,171	13,872	15,573

Thrivent Diversified Income Plus Subaccount (April 30, 2002)[1]
Accumulation unit:
value at beginning of period	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25	$9.87
value at end of period	$19.45	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25
number outstanding at end of period (000 omitted)	1,111	774	758	740	964	1,330	989	674	832	746

Thrivent Income Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46	$26.52
value at end of period	$42.87	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46
number outstanding at end of period (000 omitted)	3,006	3,256	3,784	4,359	5,215	6,664	8,412	11,227	13,903	16,802

Thrivent Bond Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98	$10.71
value at end of period	$15.49	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98
number outstanding at end of period (000 omitted)	819	847	865	932	1,200	1,421	1,667	2,148	2,356	2,262

Thrivent Limited Maturity Bond Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74	$10.39
value at end of period	$12.98	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74
number outstanding at end of period (000 omitted)	2,234	2,416	2,840	3,030	3,236	4,261	5,240	6,762	7,619	7,456

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11	$10.00
value at end of period	$14.26	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11
number outstanding at end of period (000 omitted)	226	225	240	262	345	484	645	891	800	495

Thrivent Money Market Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81	$1.81
value at end of period	$1.94	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81
number outstanding at end of period (000 omitted)	10,840	13,986	17,148	24,887	42,869	41,625	36,659	32,089	39,871	58,096

[1]	Formerly known as Thrivent High Yield Subaccount II.

Thrivent Financial for Lutherans

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FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

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ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

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Thrivent Financial for Lutherans®

4321 N. Ballard Road, Appleton, WI 54919-0001

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

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Each contract owner requesting paperless delivery must complete.

Contract owner 1: ______________________
(Please print first and last name)

Contract owner 2: ______________________
(Please print first and last name)

Email: ______________________ Email: ______________________

Signature: ______________________ Signature: ______________________

Address (if different than above): ______________________

City: ______________ State: ______________ ZIP: ______________

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63-1 R4-13 Contract Form W2-BA-FPVA-1

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statement of Additional Information

Dated April 30, 2013

For

Flexible Premium Deferred

Variable Annuity Contract

Issued by

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2013 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

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INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information on. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2012	2011	2010
$163,705	$2,154,326	$3,254,663

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined, composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices

2

and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2012 and 2011, as well as the related consolidated statements of comprehensive income, members’ equity and cash flows for each of the three years in the period ended December 31, 2012, and for 2012 and 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2012 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

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Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated financial statements of Thrivent Financial for Lutherans, which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, members’ equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial for Lutherans at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 1 to the consolidated financial statements, Thrivent Financial for Lutherans has elected to change its method for accounting for deferred acquisition cost effective January 1, 2012. Our opinion is not modified with respect to this matter.

Minneapolis, Minnesota

February 20, 2013

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2012 and 2011

(in millions)

	2012	2011
Assets
Fixed maturity securities, at fair value	$42,082	$38,878
Equity securities, at fair value	891	895
Mortgage loans	7,306	7,906
Contract loans	1,255	1,273
Short-term investments	909	701
Limited partnerships	1,837	1,525
Other investments	789	729

Total investments	55,069	51,907

Cash and cash equivalents	2,666	1,504
Amounts due from brokers	18	35
Accrued investment income	428	434
Deferred acquisition costs	1,729	1,804
Receivables	254	196
Property and equipment, net	137	141
Other assets	82	83
Assets held in separate accounts	17,100	14,249

Total Assets	$77,483	$70,353

Liabilities
Future contract benefits	$18,872	$17,652
Contractholder funds	25,549	25,356
Unpaid claims and claim expenses	237	228
Amounts due to brokers	3,136	1,683
Securities lending obligation	432	455
Other liabilities	798	824
Liabilities related to separate accounts	17,100	14,249

Total Liabilities	66,124	60,447
Members’ Equity
Retained earnings	9,210	8,541
Accumulated other comprehensive income	2,149	1,365

Total Members’ Equity	11,359	9,906

Total Liabilities and Members’ Equity	$77,483	$70,353

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Revenues
Premiums	$1,530	$1,559	$1,578
Net investment income	2,437	2,545	2,465
Realized investment gains, net	315	295	309
Contract charges	741	694	650
Investment advisory fees	222	202	176
Other revenues	280	223	212

Total Revenues	5,525	5,518	5,390

Benefits and Expenses
Contract claims and other benefits	1,473	1,404	1,335
Increase in contract reserves	909	986	787
Interest credited	1,047	1,071	1,067
Dividends to members	272	300	314

Total benefits	3,701	3,761	3,503

Underwriting, acquisition and insurance expenses	827	673	687
Amortization of deferred acquisition costs	175	101	255
Fraternal benefits and expenses	153	162	118

Total expenses	1,155	936	1,060

Total Benefits and Expenses	4,856	4,697	4,563

Net Income	669	821	827

Other Comprehensive Income
Unrealized investment gains and losses:
Arising during the period on securities available-for-sale	1,658	1,019	1,482
Reclassification adjustment for realized gains and losses included in net income	(326)	(168)	(245)
Impact on deferred acquisition costs	(163)	(82)	(395)
Impact on loss reserve adjustment	(346)	(380)	(27)
Impact on other adjustments	(10)	(4)	(6)
Pension liability adjustment	(29)	(121)	(5)

Total Other Comprehensive Income	784	264	804

Total Comprehensive Income	$1,453	$1,085	$1,631

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Retained Earnings
Balance at January 1	$8,541	$7,720	$6,893
Net income	669	821	827

Balance at December 31	9,210	8,541	7,720

Accumulated Other Comprehensive Income
Balance at January 1	1,365	1,101	297
Other comprehensive income	784	264	804

Balance at December 31	2,149	1,365	1,101

Total Members’ Equity	$11,359	$9,906	$8,821

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2012, 2011 and 2010

(in millions)

	2012	2011	2010
Operating Activities
Net income	$669	$821	$827
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Change in contract liabilities and accruals	883	979	796
Change in contractholder funds	637	653	678
Change in deferred acquisition costs	(88)	(228)	(42)
Realized investment gains, net	(315)	(295)	(309)
Changes in other assets and liabilities	(43)	44	25

Net Cash Provided by Operating Activities	1,743	1,974	1,975

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	7,903	8,414	9,050
Cost of fixed maturity securities acquired	(8,235)	(10,157)	(11,551)
Proceeds from sales of equity securities	1,425	1,491	2,263
Cost of equity securities acquired	(1,289)	(1,471)	(2,094)
Proceeds from mortgage loans sold, matured or repaid	728	825	713
Cost of mortgage loans issued	(923)	(736)	(670)
Purchases of fixed maturity securities under mortgage roll program, net	(1,650)	(120)	(94)
Contract loans issued, net	18	2	(12)
Purchases of short-term investments, net	(208)	(4)	(99)
Change in collateral held for securities lending	(23)	77	163
Change in net amounts due to/from broker	1,470	268	119
Net change in banking-related assets and liabilities sold to the credit union	(77)	35	30
Other, net	297	(413)	(400)

Net Cash Used in Investing Activities	(564)	(1,789)	(2,582)

Financing Activities
Universal life and investment contract receipts	1,842	1,865	2,112
Universal life and investment contract withdrawals	(1,859)	(1,643)	(1,860)

Net Cash (Used in) Provided by Financing Activities	(17)	222	252

Net Change in Cash and Cash Equivalents	1,162	407	(355)
Cash and Cash Equivalents, Beginning of Year	1,504	1,097	1,452

Cash and Cash Equivalents, End of Year	$2,666	$1,504	$1,097

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2012, 2011 and 2010

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available-for-sale or trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Comprehensive Income as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $3,069 million and $1,418 million in the mortgage dollar roll program as of December 31, 2012 and 2011, respectively.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income, along with prepayment fees and mortgage loan fees.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Limited partnerships:  Limited partnerships represent Thrivent Financial’s private equity investments. These investments are a combination of direct equity investments, mezzanine debt investments or holdings in other investment funds. These assets are carried at fair value.

Other investments:  Other investments primarily consist of equity limited partnerships, derivative instruments, real estate joint ventures and real estate. Equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate joint ventures are valued using both the equity method and internal valuation models. Investments in real estate and home office real estate are valued at cost plus capital expenditures less accumulated depreciation. Real estate held-for-sale is carried at the lower of cost or fair value, less estimated costs to sell.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets at amortized cost or fair value, depending on the nature of the security. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs, loss reserve adjustments and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized investment gains and losses, continued

severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market. The potential need to sell securities in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. If Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value drive inputs are observable. A Level 3 financial instrument is valued using significant value drive inputs that are unobservable.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs incurred that are directly related to the successful acquisition and issuance of a new or renewal insurance contract have been deferred to the extent such costs are deemed recoverable from future profits. Included in these costs are commissions, underwriting, policy issuance costs and medical examination fees. Other general insurance and indirect expenses are expensed during the period in which they are incurred.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Investment Advisory Fees

Investment advisory fees consist of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Other Revenues

Other revenue consists of concession revenue and revenue from customers’ securities transactions, including brokerage fees and distribution fees.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Comprehensive Income. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities, as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code; therefore, no provision for income taxes was recorded for the fraternal benefit society. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2012, 2011 and 2010, totaled $18 million, $15 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Comprehensive Income. Thrivent Financial’s subsidiaries had a net deferred tax liability of $24 million and $13 million as of December 31, 2012 and 2011, respectively. There are no material tax contingencies or provisions for uncertain tax

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Income Taxes, continued

positions recorded that warrant disclosure under current accounting guidance. Tax years 2009 through 2012 remain subject to examination by the Internal Revenue Service.

New Accounting Guidance

In June 2011, the Financial Accounting Standards Board (“FASB”) updated the disclosures related to the presentation of comprehensive income. The standard requires presenting all non-owner changes in members’ equity in either a single continuous statement of comprehensive income or in two separate, but consecutive, statements. The standard also requires that changes in the accumulated balances for each component of other comprehensive income be presented either on the face of the financials or in the notes. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2012.

In May 2011, the FASB updated the accounting standards for fair value disclosures and measurements. The standard requires disclosures related to financial instruments valued using Level 3 inputs. The standard requires descriptions of the unobservable inputs and assumptions used in the measurement, descriptions of the valuation process and qualitative disclosures regarding the sensitivity of the measurements to changes in those inputs, in addition to the relationships between those inputs if a change would result in significant differences in the fair value measurements. The standard also requires disclosure of fair value by level for financial instruments not measured at fair value, but for which estimated fair values are disclosed. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2012.

In October 2010, the FASB updated the accounting standards for the capitalization of costs associated with the acquisition of new and renewal insurance contracts. The standard prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. The standard also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research and other administrative costs related to the acquisition of insurance contracts. Thrivent Financial adopted the guidance prospectively for the annual reporting period ended December 31, 2012.

In July 2010, the FASB updated the disclosures about the credit quality of financing receivables and the allowance for credit losses. The standard requires disclosures on a disaggregated basis for financing receivables and includes two levels: portfolio segment (rollforward of allowance for credit losses, credit quality indicators) and class of financing receivable (aging of past due receivables, nonaccrual status, impaired loans, troubled debt restructurings). Portfolio segment is the level at which an entity develops and documents a systematic method to determine its allowance for credit losses. Class of financing receivable is generally a disaggregation of portfolio segment. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the purchases, sales and transfers for the Level 3 fair value measurements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial then sold substantially all of the net assets of its retail banking operations to the credit union. Total assets and liabilities of the operations sold at fair value to the credit union were $548 million and $482 million, respectively, as of December 31, 2011. Net income from the banking operations sold was $1 million for each of the three years ended December 31, 2012, 2011 and 2010. The contribution of capital was recorded in underwriting, acquisition and insurance expenses in the Consolidated Statement of Comprehensive Income for the year ended December 31, 2012.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Consolidated Balance Sheet date for potential recognition or disclosure through February 20, 2013, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation. A reclassification in the amount of $101 million was made between deferred acquisition costs and future contract benefits for 2011 amounts reported in the Consolidated Balance Sheets in order to conform to the current year presentation. A related reclassification was made between components of other comprehensive income on the Consolidated Statements of Comprehensive Income.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available-for-sale portfolio are summarized below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2012
U.S. government and agency securities	$1,230	$34	$—	$1,264
U.S. state and political subdivision securities	430	34	—	464
Securities issued by foreign governments	140	23	—	163
Corporate debt securities	25,745	3,677	41	29,381
Residential mortgage-backed securities	3,915	130	36	4,009
Commercial mortgage-backed securities	1,805	154	13	1,946
Collateralized debt obligations	3	2	—	5
Other debt obligations	355	8	3	360

Total fixed maturity securities	$33,623	$4,062	$93	$37,592

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$2,274	$56	$1	$2,329
U.S. state and political subdivision securities	193	24	—	217
Securities issued by foreign governments	147	18	—	165
Corporate debt securities	24,384	2,668	139	26,913
Residential mortgage-backed securities	4,325	124	164	4,285
Commercial mortgage-backed securities	1,799	92	39	1,852
Collateralized debt obligations	7	—	—	7
Other debt obligations	551	45	19	577

Total fixed maturity securities	$33,680	$3,027	$362	$36,345

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities, including securities in the mortgage dollar roll program. The amount of fixed maturity securities in the trading portfolio as of December 31, 2012 and 2011, totaled $4,490 million and $2,533 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains (losses) and totaled $7 million, $48 million and $82 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2012, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year or less	$1,053	$1,085
Due after one year through five years	6,798	7,466
Due after five years through ten years	11,128	12,528
Due after ten years	14,644	16,513

Total fixed maturity securities	$33,623	$37,592

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2012
Corporate debt securities	200	$1,038	$30	42	$166	$11
Residential mortgage-backed securities	18	245	—	60	345	36
Commercial mortgage-backed securities	3	25	—	8	87	13
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	10	45	2	2	3	1

Total fixed maturity securities	232	$1,353	$32	114	$601	$61

December 31, 2011
U.S. government and agency securities	3	$15	$—	1	$11	$1
Corporate debt securities	406	1,975	98	55	274	41
Residential mortgage-backed securities	18	126	2	92	741	162
Commercial mortgage-backed securities	18	241	24	8	94	15
Collateralized debt obligations	3	3	—	—	—	—
Other debt obligations	61	226	7	10	29	12

Total fixed maturity securities	509	$2,586	$131	166	$1,149	$231

Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio. Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities summarized by management strategy are as follows (in millions):

	Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2012
Large-cap	$219	$28	$5	$242
Mid-cap	64	9	2	71
International	112	16	—	128
REITs	48	20	—	68
Preferred stocks	71	3	1	73
Other	296	23	10	309

Total equity securities	$810	$99	$18	$891

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

	Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
Large-cap	$270	$16	$13	$273
Mid-cap	35	5	2	38
International	106	7	7	106
REITs	76	25	1	100
Preferred stocks	56	1	1	56
Other	321	28	27	322

Total equity securities	$864	$82	$51	$895

Included in the equity securities balances discussed above is approximately $111 million and $91 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2012 and 2011, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2012
Large-cap	44	$50	$5	—	$—	$—
Mid-cap	63	18	2	—	—	—
International	—	—	—	—	—	—
REITs	20	2	—	—	—	—
Preferred stocks	2	8	1	—	—	—
Other	164	122	9	2	—	1

Total equity securities	293	$200	$17	2	$—	$1

December 31, 2011
Large-cap	40	$97	$13	—	$—	$—
Mid-cap	36	14	2	—	—	—
International	2	39	7	—	—	—
REITs	35	9	1	—	—	—
Preferred stocks	5	11	1	—	—	—
Other	163	120	27	—	—	—

Total equity securities	281	$290	$51	—	$—	$—

Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio. Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate (commercial loans) and residential mortgage loans (other loans). The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2012	2011
Commercial loans:
Carrying value	$7,336	$7,540
Allowance for credit losses	(52)	(56)

Total commercial loans	7,284	7,484
Other loans:
Carrying value	22	428
Allowance for credit losses	—	(6)

Total other loans	22	422

Total mortgage loans	$7,306	$7,906

Maximum loan-to-value ratio for loans issued during the year	75%	83%

Commercial Loans

The carrying values of commercial loans by credit quality as of December 31 were as follows (in millions):

	2012	2011
In good standing	$7,171	$7,359
In good standing, with restructured terms	139	141
Delinquent	17	27
In process of foreclosure	9	13

Total commercial loans	$7,336	$7,540

The distribution of Thrivent Financial’s commercial loan investments among various geographic regions of the United States as of December 31 was as follows:

	2012	2011
Pacific	26%	25%
South Atlantic	18	19
East North Central	14	13
West North Central	13	13
Mountain	11	11
Mid-Atlantic	8	8
West South Central	7	8
Other	3	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

The distribution of Thrivent Financial’s commercial loan investments among various property types as of December 31 was as follows:

	2012	2011
Industrial	31%	31%
Retail	22	22
Office	19	19
Church	14	14
Apartments	5	5
Hotel/motel	3	3
Other	6	6

Total	100%	100%

The age analysis of commercial loans as of December 31 was as follows (in millions):

	2012	2011
Current	$7,288	$7,468
30 – 89 days past due	24	26
90 – 179 days past due	—	6
180+ days and non-accruing	24	40

Total commercial loans	$7,336	$7,540

Allowance for credit losses

An allowance for credit losses on commercial loans is maintained at a level believed to be adequate to absorb estimated probable credit losses. Thrivent Financial evaluates all loans on a periodic basis and assesses the adequacy of the valuation allowance based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of impaired loans is subjective, requiring the estimation of the timing and amount of future cash flows expected to be received on such loans.

When a commercial loan is determined to be uncollectible, any specific valuation allowance associated with the loan is reversed, and a direct write-down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Allowance for credit losses, beginning of year	$56	$74	$27
Net (reductions) additions	(4)	(18)	47

Allowance for credit losses, end of year	$52	$56	$74

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Impaired Loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectibility of the principal. The accrual of interest on commercial loans is discontinued after the loans become 90 days delinquent on principal or interest payments, or if the loan has been determined to be impaired. When a loan is considered impaired, any accrued but uncollectible interest on the impaired loan is charged against interest income in the period in which the loan is determined to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and regular payment performance has been established.

At December 31, 2012, Thrivent Financial held impaired loans with a carrying value of $30 million, an unpaid principal balance of $37 million and a related allowance of $6 million. At December 31, 2011, Thrivent Financial held impaired loans with a carrying value of $52 million, an unpaid principal balance of $63 million and a related allowance of $10 million. The average carrying value in impaired mortgage loans held on December 31, 2012, 2011 and 2010 was $4 million, $7 million and $5 million, respectively. Interest income recognized on impaired loans totaled $0.3 million, $2 million and $2 million during the years ended December 31, 2012, 2011 and 2010, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 commercial loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified commercial loans with a payment default. During 2011, Thrivent Financial modified 7 loans totaling $50 million under these circumstances. As of December 31, 2011, Thrivent Financial held 8 commercial loans totaling $52 million where loan modifications had occurred. During 2011, there were no modified commercial loans with a payment default.

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair value, included in other investments on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain (Loss)
December 31, 2012
Assets:
Futures[2]	$—	$(1)	$—
Foreign currency swaps[1]	2	74	—
Options on convertible bonds and preferred stocks[2]	186	665	16

Total assets	$188	$738	$16

Liabilities:
Call options[2]	$—	$—	$—
Futures[2]	—	—	(121)
Foreign currency swaps[1]	(6)	44	—

Total liabilities	$(6)	$44	$(121)

December 31, 2011
Assets:
Foreign currency swaps[1]	$6	$89	$—
Options on convertible bonds and preferred stocks[2]	167	665	(65)

Total assets	$173	$754	$(65)

Liabilities:
Call options[2]	$—	$—	$1
Futures[2]	—	—	(51)
Foreign currency swaps[1]	(5)	31	—

Total liabilities	$(5)	$31	$(50)

[1]	Gains and losses reflected in net investment income in the Consolidated Statements of Comprehensive Income

[2]	Gains and losses reflected in realized investment gains and losses in the Consolidated Statements of Comprehensive Income

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings through realized investment gains and losses.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized investment gains and losses. During the years ended December 31, 2012, 2011 and 2010, $0 million, $5 million and $11 million, respectively, were received in call premium.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings through realized investment gains and losses.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2012	2011
Loaned securities:
Carrying value	$423	$445
Fair value	423	445

Cash collateral reinvested:
Carrying value	$432	$455
Fair value	432	455

Aging of cash collateral liability:
Open collateral positions	$432	$455

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2012	2011	2010
Fixed maturity securities, available-for-sale	$1,778	$1,770	$1,743
Equity securities	19	20	23
Mortgage loans	488	499	505
Contract loans	90	90	90
Limited partnerships	28	23	23
Other investments	70	182	123

	2,473	2,584	2,507
Investment expenses	36	39	42

Net investment income	$2,437	$2,545	$2,465

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Net gains (losses) on sales:
Fixed maturity securities, available-for-sale:
Gross gains	$333	$286	$321
Gross losses	(72)	(123)	(120)
Equity securities:
Gross gains	139	98	149
Gross losses	(44)	(61)	(60)
Limited partnerships	150	125	94
Other	(129)	(23)	(85)

Net gains on sales	377	302	299
Fixed maturity securities, trading	7	48	82
Provisions for losses:
Fixed maturity securities, available-for-sale — credit-related losses	(30)	(32)	(45)
Equity securities	—	—	—
Mortgage loans and other invested assets	(39)	(23)	(27)

Total provisions for losses	(69)	(55)	(72)

Realized investment gains, net	$315	$295	$309

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $7.2 billion, $7.8 billion and $6.8 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012 and 2011, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $29 million and $101 million, respectively. Based on cash flow analysis of the impaired

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

securities, it was estimated that $28 million of the 2012 impairment was credit related and $1 million was related to other factors. It was estimated that $32 million of the 2011 impairment was credit related and $69 million was related to other factors. The credit-related portion of the impairment was recognized as a realized investment gain (loss) in the Consolidated Statements of Comprehensive Income, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

	2012	2011
Losses included in accumulated other comprehensive income, January 1	$(106)	$(64)
Additional impairments on securities held at beginning of year, recorded in realized investment gains, net, in Consolidated Statements of Comprehensive Income	6	16
Change in unrealized loss on securities held at beginning of year	96	(26)
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(3)	(32)

Losses included in accumulated other comprehensive income, December 31	$(7)	$(106)

Note 3. Other Comprehensive Income

The changes in the components of accumulated other comprehensive income for the years ended December 31 were as follows (in millions):

	Beginning Balance	Other Comprehensive Income	Ending Balance
2012
Net unrealized investment gains	$2,847	$1,233	$4,080
Unrealized investment losses on previously impaired structured securities	(106)	99	(7)
Deferred acquisition costs adjustment	(534)	(163)	(697)
Loss reserve adjustment	(407)	(346)	(753)
Other adjustments	(14)	(10)	(24)
Pension liability adjustment	(421)	(29)	(450)

Total	$1,365	$784	$2,149

2011
Net unrealized investment gains	$1,954	$893	$2,847
Unrealized investment losses on previously impaired structured securities	(64)	(42)	(106)
Deferred acquisition costs adjustment	(452)	(82)	(534)
Loss reserve adjustment	(27)	(380)	(407)
Other adjustments	(10)	(4)	(14)
Pension liability adjustment	(300)	(121)	(421)

Total	$1,101	$264	$1,365

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Balance at beginning of year	$2,338	$2,110	$2,068
Capitalization of acquisition costs	263	329	297
Amortization of acquisition costs	(175)	(101)	(255)

	2,426	2,338	2,110
Adjustment for unrealized investment gains and losses	(697)	(534)	(452)

Balance at end of year	$1,729	$1,804	$1,658

During 2011, Thrivent Financial capitalized acquisition costs of $329 million under the existing guidance. The acquisition costs that would have been capitalized during 2011 according to the new guidance (see Note 1) were $242 million.

Note 5. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2012	2011
Buildings	$153	$148
Furniture and equipment	210	187
Other	15	16

	378	351
Accumulated depreciation	(241)	(210)

Property and equipment, net	$137	$141

Depreciation expense for the years ended December 31, 2012, 2011 and 2010, was $46 million, $54 million and $55 million, respectively.

Note 6. Product Liabilities

Future Contract Benefits and Contractholder Funds

Future contract benefits and contractholder funds by product type as of December 31 were as follows (in millions):

	2012		2011
	Future Contract Benefits	Contractholder Funds	Future Contract Benefits	Contractholder Funds
Life	$10,871	$10,268	$10,255	$10,041
Annuity	3,697	15,281	3,565	14,865
Health	4,304	—	3,832	—
Other	—	—	—	450

Total	$18,872	$25,549	$17,652	$25,356

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Product Liabilities, continued

Future Contract Benefits and Contractholder Funds, continued

Direct life insurance in force was $176 billion and $172 billion at December 31, 2012 and 2011, respectively.

Variable Annuity Product Guarantees

Thrivent Financial’s variable annuity contracts provide guarantees under certain circumstances. Most contracts include a guaranteed minimum benefit in the event of death (“GMDB”), while for some contracts the policyholder may elect to purchase a guaranteed minimum accumulation benefit (“GMAB”) or a guaranteed lifetime withdrawal benefit (“GLWB”). A net amount at risk for these guarantees exists when the guaranteed amount under the contract is in excess of the current account balance. Thrivent Financial monitors these guarantees and establishes reserves to cover any potential future benefit payment.

The GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a premium accumulation death benefit (an accumulation of premium at a specified interest rate adjusted for withdrawals), a six-year reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), a maximum anniversary (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset) or an earnings accumulation death benefit (an additional 40% is added to the lesser of premium or excess of account value over premium).

The GMABs provide the annuity contractholder with a guaranteed minimum return on account value at the end of the product’s guarantee period. This guarantee is an embedded derivative and is recorded in the future contract benefits liability for the amounts shown in the table below. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are seven and ten years.

The GLWBs provide the contractholder with a guarantee that a minimum amount will be available for withdrawal annually regardless of contract value for the term of the contract.

Additional information on these contract guarantees is as follows (in millions):

	GMDB	GMAB	GLWB
December 31, 2012
Account value	$19,644	$2,956	$1,987
Net amount at risk	$244	$1	$16
Reserves recorded	$2	$42	$—
Average attained age of contractholders	63	62	64

December 31, 2011
Account value	$16,481	$2,051	$1,208
Net amount at risk	$673	$42	$60
Reserves recorded	$6	$65	$—
Average attained age of contractholders	59	61	65

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Product Liabilities, continued

Variable Life and Annuity Product Assets

Contractholders elect the investment options that the variable account provides for investing from a selection of 36 different investment options. Contractholders that elect the GMAB and GLWB riders on these contracts can choose only three specific funds included in this pool. The distribution of investments in the separate account assets as of December 31 was as follows:

	2012	2011
Equity funds	48%	54%
Bonds funds	34	34
Balanced funds	15	9
Other	3	3

Total separate account assets	100%	100%

Note 7. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in future policy benefits and unpaid claims and claim expenses, for the years ended December 31 is summarized below (in millions):

	2012	2011	2010
Net balance at January 1	$698	$649	$587
Incurred related to:
Current year	315	285	258
Prior years	16	16	44

Total incurred	331	301	302
Paid related to:
Current year	64	63	55
Prior years	206	189	185

Total paid	270	252	240

Net balance at December 31	$759	$698	$649

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits. These estimates are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 8. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Comprehensive Income for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Direct premiums	$1,603	$1,625	$1,640
Reinsurance ceded	(73)	(66)	(62)

Net premiums	$1,530	$1,559	$1,578

Direct benefits	$1,509	$1,442	$1,364
Reinsurance ceded	(36)	(38)	(29)

Net contract claims and other benefits	$1,473	$1,404	$1,335

Reinsurance recoveries	$6	$6	$7

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2012 and 2011, were $194 million and $171 million, respectively.

Four reinsurance companies account for approximately 93% of the reinsurance recoverable at December 31, 2012. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of financial instruments held by Thrivent Financial, carried at fair value and valued on a recurring basis are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$1,420	$1,164	$—	$2,584
U.S. state and political subdivision securities	20	444	—	464
Securities issued by foreign governments	—	163	—	163
Corporate debt securities	160	23,746	5,634	29,540
Residential mortgage-backed securities	—	7,016	4	7,020
Commercial mortgage-backed securities	—	1,936	10	1,946
Collateralized debt obligations	—	—	5	5
Other debt obligations	—	334	26	360
Equity securities:
Large-cap	235	7	—	242
Mid-cap	71	—	—	71
International	—	128	—	128
REITs	68	—	—	68
Preferred stocks	—	73	—	73
Other	247	62	—	309
Short-term investments	239	—	—	239
Limited partnerships	—	—	1,837	1,837
Other investments	—	186	17	203
Assets held in separate accounts	—	17,100	—	17,100

Total	$2,460	$52,359	$7,533	$62,352

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$1,255	$3,517	$—	$4,772
U.S. state and political subdivision securities	—	217	—	217
Securities issued by foreign governments	—	165	—	165
Corporate debt securities	—	21,868	5,045	26,913
Residential mortgage-backed securities	—	4,370	5	4,375
Commercial mortgage-backed securities	—	1,844	8	1,852
Collateralized debt obligations	—	—	7	7
Other debt obligations	—	558	19	577
Equity securities:
Large-cap	270	3	—	273
Mid-cap	38	—	—	38
International	—	106	—	106
REITs	100	—	—	100
Preferred stocks	—	54	2	56
Other	236	70	16	322
Short-term investments	159	—	—	159
Limited partnerships	—	—	1,525	1,525
Other investments	—	170	15	185
Assets held in separate accounts	—	14,249	—	14,249

Total	$2,058	$47,191	$6,642	$55,891

Level 1 Financial Instruments

Financial instruments categorized as Level 1 primarily include U.S. Treasury bonds, short-term investments and equity securities. U.S Treasury bonds and equity securities are valued using quoted prices for identical assets in active markets that are accessible. Short-term investments consist of mutual funds based on quoted daily net asset values of the invested funds.

Level 2 Financial Instruments

Level 2 financial instruments include fixed maturity securities, other investments and assets held in separate accounts.

U.S. government and agency securities that are priced based on quoted market prices in active markets are included in fixed maturity securities carried at Level 2. Fixed maturity securities that are priced using a third party pricing vendor primarily include corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If a price cannot be obtained from a third party pricing vendor, a broker quote may be obtained or an internal pricing model specific to the asset may be utilized. These primarily include other debt obligations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Other investments primarily include derivatives. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values for assets held in separate accounts are based on quoted daily net asset values (“NAV”) of the funds in which the separate accounts are invested. The NAV represents the exit price for the separate account.

Level 3 Financial Instruments

Financial instruments categorized as Level 3 include certain fixed maturity securities, such as private placement debt securities and other debt obligations, and limited partnerships. Level 3 fixed maturity securities are valued using internal pricing models, which apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Limited partnerships include private equity investments valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches, where possible, and limited partnerships valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows.

Thrivent Financial has established an invested asset pricing policy. The policy is the underlying policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides and methodology changes. The internal governance of the valuation process is monitored by the Portfolio Compliance and Valuation Committee (“PCVC”). The PCVC is appointed by the Chief Investment Officer to oversee issues regarding investment compliance and security valuation. As part of the PCVC’s quarterly meeting, there is a process to review manual prices and price changes. The valuation policies and guidelines are reviewed and updated as appropriate.

The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value (Level 3):

	Fair Value	Valuation Technique	Unobservable Input	Range
Corporate debt securities	$5,634	Discounted cash flow	Discount rate	0.58% – 12.81%
			Illiquidity premium	0.25% – 0.25%
Limited partnerships	$245	Discounted cash flow	Discount rate	10.90% – 12.00%
	$332	Multiples method	Comparable public company multiples	3.46 – 21.60
	$1,260	Net asset value	Generally include lockups of 5 to 7 years	N/A

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent Financial may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 3 Financial Instruments, continued

The amounts of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to Level 3 financial instruments still held at December 31 were as follows (in millions):

	2012	2011
Limited partnerships	$237	$323
Other investments	(5)	6

Total	$232	$329

For those financial instruments carried on the Consolidated Balance Sheets at fair value and categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other comprehensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
2012
Fixed maturity securities:
Corporate debt securities	$5,045	$4	$145	$440	$5,634
Residential mortgage-backed securities	5	—	—	(1)	4
Commercial mortgage-backed securities	8	—	4	(2)	10
Collateralized debt obligations	7	—	1	(3)	5
Other debt obligations	19	3	(3)	7	26
Preferred stocks	2	—	—	(2)	—
Other equity securities	16	—	2	(18)	—
Limited partnerships	1,525	312	—	—	1,837
Other investments	15	—	12	(10)	17

Total	$6,642	$319	$161	$411	$7,533

2011
Fixed maturity securities:
U.S. government and agency securities	$3	$—	$—	$(3)	$—
Corporate debt securities	4,496	6	181	362	5,045
Residential mortgage-backed securities	16	—	(3)	(8)	5
Commercial mortgage-backed securities	24	—	—	(16)	8
Collateralized debt obligations	4	9	—	(6)	7
Other debt obligations	82	(1)	(3)	(59)	19
Preferred stocks	—	—	(1)	3	2
Other equity securities	—	—	(2)	18	16
Limited partnerships	1,181	263	—	81	1,525
Other investments	12	7	(6)	2	15

Total	$5,818	$284	$166	$374	$6,642

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 3 Financial Instruments, continued

The following table shows the elements of net purchases, sales, maturities and transfers of those financial instruments whose fair value is categorized as Level 3 as reported in the preceding table (in millions):

	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Purchases, Sales, Maturities and Transfers, Net
December 31, 2012
Fixed maturity securities:
Corporate debt securities	$768	$—	$(325)	$—	$1	$(4)	$440
Residential mortgage-backed securities	—	—	(1)	—	—	—	(1)
Commercial mortgage-backed securities	—	—	—	—	—	(2)	(2)
Collateralized debt obligations	1	—	(4)	—	—	—	(3)
Other debt obligations	25	—	(31)	—	13	—	7
Preferred stocks	—	—	—	—	—	(2)	(2)
Other equity securities	—	—	(14)	—	2	(6)	(18)
Limited partnerships	—	—	—	—	—	—	—
Other investments	1	—	(11)	—	—	—	(10)

Total	$795	$—	$(386)	$—	$16	$(14)	$411

December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$(1)	$—	$—	$(2)	$(3)
Corporate debt securities	964	—	(512)	—	563	(653)	362
Residential mortgage-backed securities	—	—	(1)	—	—	(7)	(8)
Commercial mortgage-backed securities	—	—	(1)	—	8	(23)	(16)
Collateralized debt obligations	5	—	(11)	—	—	—	(6)
Other debt obligations	5	—	(23)	—	13	(54)	(59)
Preferred stocks	5	—	(2)	—	—	—	3
Other equity securities	17	—	—	—	1	—	18
Limited partnerships	331	—	(250)	—	—	—	81
Other investments	1	—	1	—	—	—	2

Total	$1,328	$—	$(800)	$—	$585	$(739)	$374

Transfers into and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2012	$—	$—	$136	$24	$1	$21
December 31, 2011	$—	$—	$—	$31	$—	$184

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. Assets transferred into Level 3 primarily included those assets for which Thrivent Financial is now unable to obtain pricing from a recognized third party pricing vendor, as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations. Assets transferred out of Level 3 included those assets for which Thrivent Financial is now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Financial Instruments Not Carried at Fair Value

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2012
Financial assets:
Mortgage loans	$7,306	$—	$—	$8,028	$8,028
Contract loans	1,255	—	—	1,255	1,255
Short-term investments	670	—	670	—	670
Other investments	472	—	—	472	472
Real estate — held-for-sale	114	—	—	111	111
Cash and cash equivalents	2,666	—	2,666	—	2,666
Financial liabilities:
Policyholder account balances	15,281	—	—	15,067	15,067
Liabilities related to separate accounts	17,100	—	17,100	—	17,100

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

	Carrying Value	Fair Value
December 31, 2011
Financial assets:
Mortgage loans	$7,906	$8,566
Contract loans	1,273	1,273
Short-term investments	542	542
Other investments	544	548
Cash and cash equivalents	1,504	1,504
Financial liabilities:
Policyholder account balances	14,918	14,805
Liabilities related to separate accounts	14,249	14,249
Other liabilities	475	477

Level 2 Financial Instruments

This category includes cash and cash equivalents consisting of demand deposits, commercial paper and agency notes, and short-term investments, primarily consisting of investments in commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values. Liabilities related to separate accounts are also Level 2, and the carrying amounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include mortgage loans, contract loans, policyholder account balances, other investments, real estate held-for-sale and other liabilities. The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts of contract loans approximate their fair values. The fair values of policyholder account balances, which consists of investment-type contracts such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for real estate held-for-sale are estimated primarily using various market techniques. Other investments primarily include equity limited partnerships, which are valued based on audited GAAP equity adjusted for subsequent cash flows, and real estate joint ventures, whose fair values are estimated using various market valuation techniques. The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified non-contributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plans			Other Plans
	2012	2011	2010	2012	2011	2010
Service cost	$19	$17	$18	$3	$3	$3
Interest cost	43	42	42	7	8	8
Expected return on plan assets	(55)	(55)	(53)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	20	12	7	3	3	3

Net periodic cost	$26	$15	$13	$12	$13	$13

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2012	2011	2012	2011
Change in projected benefit obligation:
Benefit obligation, beginning of year	$879	$784	$153	$145
Service cost	19	17	3	3
Interest cost	43	42	7	8
Actuarial loss (gain)	105	70	(5)	3
Benefits paid	(36)	(34)	(7)	(6)

Benefit obligation, end of year	1,010	879	151	153

Change in plan assets:
Fair value of plan assets, beginning of year	594	604	—	—
Actual return on plan assets	105	(6)	—	—
Employer contribution	53	30	7	6
Benefits paid	(36)	(34)	(7)	(6)

Fair value of plan assets, end of year	716	594	—	—

Funded status	$(294)	$(285)	$(151)	$(153)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(3)	$(3)	$—	$(1)
Net loss	410	375	42	50

Total recognized	$407	$372	$42	$49

Accumulated benefit obligation	$952	$835	$151	$153

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

As of December 31, 2012 and 2011, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a retirement plan liability of $294 million and $285 million as of December 31, 2012 and 2011, respectively, and a liability of $151 million and $153 million as of December 31, 2012 and 2011, respectively, for the other plans were included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2012	2011	2012	2011
Weighted average assumptions at end of year:
Discount rate	4.20%	5.00%	4.20%	5.00%
Expected return on plan assets	8.00	8.25	N/A	N/A
Rate of compensation increase	3.00	2.50	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2012, trending down to 5% in 2022. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2012 total service and interest cost by $1 million and the postretirement health care benefit obligation by $16 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2013 — $49 million; 2014 — $52 million; 2015 — $55 million; 2016 — $57 million; 2017 — $61 million; and 2018 to 2022 — $347 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 are as follows:

	Target Allocation		Actual Allocation
	2012	2011	2012	2011
Equity securities	66%	60%	63%	65%
Fixed income and other securities	34	40	37	35

Total	100%	100%	100%	100%

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Common stocks	300	—	—	300
Affiliated common stocks	98	—	—	98
Mutual funds	58	8	—	66
Short-term investments	—	16	—	16
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$52	$60	$—	$112
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	4	—	4
Corporate debt securities	—	42	—	42
Residential mortgage-backed securities	—	7	1	8
Commercial mortgage-backed securities	—	9	—	9
Other debt obligations	—	2	—	2
Common stocks	335	1	—	336
Mutual funds	—	78	—	78
Short-term investments	—	47	—	47

Total	$387	$251	$1	$639

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of December 31, 2011.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2012 or 2011. Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

2011
Residential mortgage-backed securities	$—	$—	$1	$1

Total	$—	$—	$1	$1

The minimum pension contribution required for 2012 under the Employee Retirement Income Security Act of 1974, as amended guidelines will be determined in 2013.

Defined Contribution Plans

Thrivent Financial also provides contributory and non-contributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

For the years ended December 31, 2012, 2011 and 2010, Thrivent Financial contributed $27 million, $29 million and $27 million, respectively, to these plans.

As of December 31, 2012 and 2011, $102 million and $105 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 11. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2012, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Commitments and Contingent Liabilities, continued

Financial Instruments, continued

liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates. These commitments totaled $50 million and $60 million as of December 31, 2012 and 2011, respectively. Commitments to purchase limited partnerships and other invested assets were $1,463 million and $1,398 million as of December 31, 2012 and 2011, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million, $11 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively. Future minimum aggregate rental commitments as of December 31, 2012, for operating leases were as follows: 2013 — $5 million; 2014 — $3 million; 2015 — $2 million; 2016 — $1 million; and 2017 — $0 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2012, was $61 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2012, are as follows: 2013 — $5 million; 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; and 2017 — $1 million.

Note 12. Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $1 million and $33 million of long-term debt at December 31, 2012 and 2011, respectively, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 13. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 13. Synopsis of Statutory Financial Results, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 13. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011 and 2010, for Thrivent Financial is as follows (in millions):

		2012	2011
Admitted assets		$68,425	$62,257

Liabilities		$64,039	$58,253
Surplus		4,386	4,004

Total liabilities and surplus		$68,425	$62,257

	2012	2011	2010
Gain from operations before net realized capital gains and losses	$598	$480	$268
Net realized capital losses	(93)	(56)	(19)

Net income	505	424	249
Total other surplus changes	(123)	(516)	(280)

Net change in unassigned surplus	$382	$(92)	$(31)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the consolidated financial statements of Thrivent Financial for Lutherans (the Company) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and have issued our report thereon dated February 20, 2013 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 22, 2013

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2012

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$2,425	$2,584	$2,584
State, municipalities and political subdivisions	430	464	464
Foreign governments	140	163	163
Public utilities	2,996	3,519	3,519
Convertibles and bonds with warrants attached	508	591	591
All other corporate bonds	31,491	34,761	34,761
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	37,990	42,082	42,082

Equity securities:
Common stocks:
Public utilities	17	18	18
Banks, trust and insurance companies	105	124	124
Industrial, miscellaneous and all other	617	675	675
Nonredeemable preferred stocks	71	74	74

Total equity securities	810	891	891

Mortgage loans on real estate	7,306	xxxxx	7,306
Real estate	114	xxxxx	114
Policy loans	1,255	xxxxx	1,255
Other long-term investments	2,512	xxxxx	2,512
Short-term investments	909	xxxxx	909

Total investments	$50,896		$55,069

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2012

(in millions)

As of December 31, 2012:

	Deferred acquisition costs	Future policy benefits	Unearned premiums[1]	Other policy claims payable
Life	$635	$10,871	$—	$10,388
Annuity	975	3,697	—	15,362
Health	119	4,249	55	36
Other	—	—	—	—

	$1,729	$18,817	$55	$25,786

For the year ended December 31, 2012:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses	Premiums written[2]
Life	$924	$1,181	$2,147	$88	$310
Annuity	294	978	992	73	309
Health	312	270	550	14	27
Other	—	8	12	—	334

	$1,530	$2,437	$3,701	$175	$980

[1]	Unearned premiums are included in future policy benefits in the balance sheet
[2]	Does not apply to life insurance

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in millions)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$813	$10,255	$—	$10,152
Annuity	764	3,464	—	14,950
Health	126	3,775	57	32
Other, non-insurance	—	—	—	450

	$1,703	$17,494	$57	$25,584

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses
Life	$866	$1,251	$2,110	$60	$255
Annuity	374	986	1,179	25	243
Health	319	256	458	16	31
Other, non-insurance	—	52	14	—	306

	$1,559	$2,545	$3,761	$101	$835

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2012

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$175,907	$42,863	$—	$133,044	—
Premiums:
Life	997	73	—	924	—
Annuity	294	—	—	294	—
Health	312	—	—	312	—

	$1,603	$73	$—	$1,530	—

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2011

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$171,744	$38,812	$—	$132,932	—
Premiums:
Life	932	66	—	866	—
Annuity	374	—	—	374	—
Health	319	—	—	319	—

	$1,625	$66	$—	$1,559	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2012, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account B at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2013

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

December 31, 2012

Subaccount	Investments at Fair Value	Receivable from Thrivent Financial for Annuity Reserve Adjustment	Total Assets	Payable to Thrivent Financial for Annuity Reserve Adjustment	Net Assets	Contracts in Accumulation Period	Reserves for Contracts in Annuity Payment Period	Net Assets	Accumulation Units Outstanding	Unit Value (Accumulation)	Deathclaim Units	Deathclaim Unit Value	Series Funds, at cost	Series Funds Shares Owned
Aggressive Allocation	$71,637,130	$1,335	$71,638,465	$—	$71,638,465	$71,519,254	$119,211	$71,638,465	5,261,428	$13.59	—	$12.79	$68,650,773	5,898,099
Moderately Aggressive Allocation	$248,173,741	$14,689	$248,188,430	$—	$248,188,430	$246,012,090	$2,176,340	$248,188,430	17,903,206	$13.74	—	$13.11	$235,557,526	20,166,234
Moderate Allocation	$354,125,641	$125,891	$354,251,532	$—	$354,251,532	$350,047,535	$4,203,997	$354,251,532	25,219,046	$13.87	19,535	$13.41	$330,536,170	28,832,428
Moderately Conservative Allocation	$164,181,775	$—	$164,181,775	$1,189	$164,180,586	$161,990,992	$2,189,594	$164,180,586	11,913,245	$13.58	11,746	$13.28	$153,120,202	13,600,551
Partner Technology	$2,437,623	$32	$2,437,704	$—	$2,437,655	$2,382,199	$55,456	$2,437,655	181,940	$13.09	26	$12.07	$2,151,652	324,683
Partner Healthcare	$2,587,851	$—	$2,587,851	$1	$2,587,850	$2,585,121	$2,729	$2,587,850	190,268	$13.59	—	$13.68	$2,119,411	193,314
Natural Resources	$3,370,538	$—	$3,370,538	$10	$3,370,528	$3,344,318	$26,210	$3,370,528	435,292	$7.68	—	$7.74	$4,012,191	487,501
Partner Emerging Markets Equity	$4,194,487	$—	$4,194,487	$53	$4,194,434	$4,157,170	$37,264	$4,194,434	310,428	$13.39	—	$13.49	$3,127,333	308,248
Real Estate Securities	$14,191,042	$—	$14,191,327	$1,848	$14,189,194	$13,737,900	$451,294	$14,189,194	519,007	$26.41	2,099	$14.63	$11,810,792	795,208
Partner Small Cap Growth	$5,527,514	$—	$5,528,518	$2,976	$5,524,538	$5,454,245	$70,293	$5,524,538	371,543	$14.67	232	$12.68	$4,346,323	398,422
Partner Small Cap Value	$7,355,194	$—	$7,355,194	$5,487	$7,349,707	$7,224,610	$125,097	$7,349,707	280,004	$25.80	110	$15.28	$5,544,046	347,359
Small Cap Stock	$7,451,797	$4,418	$7,456,215	$—	$7,456,215	$7,311,012	$145,203	$7,456,215	491,519	$14.87	—	$11.49	$7,124,837	567,942
Small Cap Index	$8,234,676	$—	$8,234,906	$4,245	$8,230,431	$8,033,154	$197,277	$8,230,431	444,682	$18.06	307	$14.00	$8,609,582	613,745
Mid Cap Growth	$148,359,323	$253,836	$148,613,159	$—	$148,613,159	$145,370,781	$3,242,378	$148,613,159	5,706,223	$25.47	3,355	$15.69	$109,851,060	7,572,560
Partner Mid Cap Value	$2,384,411	$171	$2,384,582	$—	$2,384,582	$2,345,559	$39,023	$2,384,582	155,960	$15.04	—	$13.92	$1,906,414	162,555
Mid Cap Stock	$10,699,141	$9,776	$10,709,135	$—	$10,708,917	$10,437,578	$271,339	$10,708,917	601,303	$17.35	233	$13.19	$9,311,957	817,652
Mid Cap Index	$8,495,514	$1,092	$8,496,774	$—	$8,496,606	$8,292,046	$204,560	$8,496,606	443,621	$18.69	168	$14.76	$8,049,810	687,117
Partner Worldwide Allocation	$78,392,920	$1,019,967	$79,412,887	$—	$79,412,887	$77,835,035	$1,577,852	$79,412,887	8,634,727	$9.01	3,899	$9.07	$71,140,578	9,095,889
Partner Socially Responsible Stock	$462,102	$—	$462,102	$136	$461,966	$448,918	$13,048	$461,966	39,660	$11.32	—	$11.40	$382,666	39,095
Partner All Cap Growth	$1,315,586	$—	$1,315,586	$—	$1,315,586	$1,315,586	$—	$1,315,586	133,295	$9.87	—	$9.94	$1,083,160	126,615
Partner All Cap Value	$762,790	$—	$762,790	$—	$762,790	$762,790	$—	$762,790	85,443	$8.93	—	$8.99	$668,552	84,621
Partner All Cap	$10,551,985	$7,459	$10,559,444	$—	$10,559,444	$10,356,202	$203,242	$10,559,444	855,385	$12.11	67	$12.98	$10,226,217	1,094,627
Large Cap Growth	$278,078,562	$1,030,243	$279,108,805	$—	$279,108,805	$271,386,466	$7,722,339	$279,108,805	4,416,000	$61.42	10,433	$12.49	$289,579,173	14,786,144
Partner Growth Stock	$9,984,026	$1,098	$9,994,610	$—	$9,985,124	$9,846,387	$138,737	$9,985,124	665,503	$14.78	559	$13.76	$7,620,551	737,498
Large Cap Value	$35,786,144	$16,708	$35,816,615	$—	$35,802,852	$35,000,386	$802,466	$35,802,852	2,566,040	$13.64	580	$12.47	$29,772,297	2,982,426
Large Cap Stock	$15,063,188	$11,370	$15,074,558	$—	$15,074,558	$14,737,343	$337,215	$15,074,558	1,256,401	$11.73	—	$11.32	$13,870,634	1,633,893
Large Cap Index	$14,446,648	$—	$14,446,648	$2,927	$14,443,721	$14,164,170	$279,551	$14,443,721	999,916	$14.16	556	$12.65	$13,387,630	718,438
Equity Income Plus	$4,157,665	$829	$4,158,494	$—	$4,158,494	$4,114,231	$44,263	$4,158,494	410,897	$10.01	—	$10.08	$3,805,045	423,504
Balanced	$9,788,274	$1,962	$9,790,989	$—	$9,790,236	$9,408,441	$381,795	$9,790,236	613,858	$15.32	263	$13.53	$8,941,169	634,634
High Yield	$143,646,036	$607,032	$144,253,068	$—	$144,253,068	$139,157,499	$5,095,569	$144,253,068	2,983,757	$46.61	5,410	$17.01	$178,960,942	28,446,451
Diversified Income Plus	$22,349,172	$—	$22,349,172	$37,407	$22,311,765	$21,619,662	$692,103	$22,311,765	1,111,336	$19.45	148	$14.88	$20,845,597	3,092,540
Income	$133,215,329	$395,932	$133,611,261	$—	$133,611,261	$129,001,326	$4,609,935	$133,611,261	3,006,352	$42.87	8,922	$14.62	$121,071,515	12,365,322
Bond Index	$12,971,634	$—	$12,973,216	$4,473	$12,967,161	$12,685,693	$281,468	$12,967,161	818,510	$15.49	788	$13.81	$12,092,040	1,138,722
Limited Maturity Bond	$30,005,922	$40,245	$30,046,167	$—	$30,046,167	$29,106,320	$939,847	$30,046,167	2,234,123	$12.98	8,845	$12.06	$29,813,160	3,023,449
Mortgage Securities	$3,334,162	$—	$3,334,162	$7,089	$3,327,073	$3,223,381	$103,692	$3,327,073	226,044	$14.26	—	$13.79	$3,151,422	313,237
Money Market	$21,499,080	$44,814	$21,543,894	$—	$21,543,894	$21,063,289	$480,605	$21,543,894	10,839,676	$1.94	32,408	$1.07	$21,499,080	21,499,080

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

December 31, 2012

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$444,994	$(794,408)	$(349,414)	$184,308	$3,066,834	$4,509,594	$7,760,736	$7,411,322
Moderately Aggressive Allocation	$2,913,952	$(2,743,580)	$170,372	$502,230	$3,219,196	$23,088,237	$26,809,663	$26,980,035
Moderate Allocation	$5,482,937	$(3,878,872)	$1,604,065	$1,115,311	$2,333,815	$29,523,392	$32,972,518	$34,576,583
Moderately Conservative Allocation	$2,546,720	$(1,767,374)	$779,346	$668,994	$1,157,684	$10,136,793	$11,963,471	$12,742,817
Partner Technology	$—	$(27,500)	$(27,500)	$51,847	$—	$386,995	$438,842	$411,342
Partner Healthcare	$6,042	$(25,682)	$(19,640)	$71,533	$26,793	$314,795	$413,121	$393,481
Natural Resources	$8,653	$(39,272)	$(30,619)	$(92,422)	$449,601	$(502,137)	$(144,958)	$(175,577)
Partner Emerging Markets Equity	$21,636	$(43,696)	$(22,060)	$138,316	$20,493	$703,762	$862,571	$840,511
Real Estate Securities	$519,919	$(156,794)	$363,125	$344,010	$—	$1,396,240	$1,740,250	$2,103,375
Partner Small Cap Growth	$—	$(63,706)	$(63,706)	$177,582	$—	$454,520	$632,102	$568,396
Partner Small Cap Value	$49,785	$(83,452)	$(33,667)	$321,751	$—	$633,824	$955,575	$921,908
Small Cap Stock	$—	$(87,175)	$(87,175)	$21,533	$—	$703,437	$724,970	$637,795
Small Cap Index	$55,909	$(92,612)	$(36,703)	$(105,275)	$687,345	$597,321	$1,179,391	$1,142,688
Mid Cap Growth	$343,478	$(1,686,145)	$(1,342,667)	$5,372,052	$—	$11,992,165	$17,364,217	$16,021,550
Partner Mid Cap Value	$20,143	$(26,685)	$(6,542)	$87,403	$—	$293,185	$380,588	$374,046
Mid Cap Stock	$27,721	$(123,064)	$(95,343)	$197,837	$—	$1,269,900	$1,467,737	$1,372,394
Mid Cap Index	$65,219	$(94,698)	$(29,479)	$55,251	$798,439	$442,795	$1,296,485	$1,267,006
Partner Worldwide Allocation	$1,090,846	$(401,088)	$689,758	$278,050	$252,254	$7,450,309	$7,980,613	$8,670,371
Partner Socially Responsible Stock	$79	$(4,827)	$(4,748)	$9,948	$—	$51,065	$61,013	$56,265
Partner All Cap Growth	$—	$(16,197)	$(16,197)	$103,905	$—	$42,513	$146,418	$130,221
Partner All Cap Value	$5,780	$(9,609)	$(3,829)	$39,489	$—	$55,071	$94,560	$90,731
Partner All Cap	$49,401	$(121,182)	$(71,781)	$(21,869)	$—	$1,488,235	$1,466,366	$1,394,585
Large Cap Growth	$3,180,764	$(3,133,776)	$46,988	$(3,018,519)	$—	$49,094,244	$46,075,725	$46,122,713
Partner Growth Stock	$—	$(114,477)	$(114,477)	$371,309	$—	$1,361,628	$1,732,937	$1,618,460
Large Cap Value	$621,436	$(400,026)	$221,410	$711,487	$—	$4,540,655	$5,252,142	$5,473,552
Large Cap Stock	$161,542	$(173,785)	$(12,243)	$122,310	$—	$1,900,891	$2,023,201	$2,010,958
Large Cap Index	$245,844	$(161,542)	$84,302	$105,997	$—	$1,733,824	$1,839,821	$1,924,123
Equity Income Plus	$65,528	$(46,826)	$18,702	$75,828	$—	$362,290	$438,118	$456,820
Balanced	$220,305	$(113,059)	$107,246	$156,913	$307,852	$516,640	$981,405	$1,088,651
High Yield	$10,051,566	$(1,566,097)	$8,485,469	$(4,720,527)	$—	$16,005,892	$11,285,365	$19,770,834
Diversified Income Plus	$601,746	$(194,304)	$407,442	$65,832	$—	$1,566,401	$1,632,233	$2,039,675
Income	$5,074,868	$(1,468,164)	$3,606,704	$1,044,242	$—	$7,694,576	$8,738,818	$12,345,522
Bond Index	$260,881	$(142,438)	$118,443	$168,590	$149,823	$38,984	$357,397	$475,840
Limited Maturity Bond	$484,756	$(324,437)	$160,319	$(30,480)	$—	$795,438	$764,958	$925,277
Mortgage Securities	$50,612	$(35,974)	$14,638	$31,677	$75,220	$31,166	$138,063	$152,701
Money Market	$—	$(255,833)	$(255,833)	$—	$—	$—	$—	$(255,833)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net Investment Income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative Charges	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(349,414)	$3,251,142	$4,509,594	$7,411,322	$2,181,045	$(180,897)	$(3,932,716)	$(7,630)	$(21,825)	$(349)	$(2,585,139)	$(4,547,511)	$2,863,811	$68,774,654	$71,638,465
Moderately Aggressive Allocation	$170,372	$3,721,426	$23,088,237	$26,980,035	$8,431,651	$(1,160,945)	$(13,314,504)	$(16,099)	$(184,830)	$7,285	$(9,428,318)	$(15,665,760)	$11,314,275	$236,874,155	$248,188,430
Moderate Allocation	$1,604,065	$3,449,126	$29,523,392	$34,576,583	$8,571,056	$(3,605,348)	$(25,936,399)	$(12,374)	$(367,878)	$120,317	$6,610,434	$(14,620,192)	$19,956,391	$334,295,141	$354,251,532
Moderately Conservative Allocation	$779,346	$1,826,678	$10,136,793	$12,742,817	$5,842,772	$(1,846,066)	$(11,880,199)	$(4,953)	$(238,455)	$12,169	$7,841,941	$(272,791)	$12,470,026	$151,710,560	$164,180,586
Partner Technology	$(27,500)	$51,847	$386,995	$411,342	$158,762	$(20,326)	$(125,718)	$(146)	$(4,777)	$202	$(135,885)	$(127,888)	$283,454	$2,154,201	$2,437,655
Partner Healthcare	$(19,640)	$98,326	$314,795	$393,481	$53,469	$(2,427)	$(110,223)	$(55)	$—	$—	$122,146	$62,910	$456,391	$2,131,459	$2,587,850
Natural Resources	$(30,619)	$357,179	$(502,137)	$(175,577)	$179,942	$(527)	$(208,127)	$(194)	$—	$(6)	$(71,365)	$(100,277)	$(275,854)	$3,646,382	$3,370,528
Partner Emerging Markets Equity	$(22,060)	$158,809	$703,762	$840,511	$179,210	$(3,242)	$(224,444)	$(116)	$(969)	$(19)	$(26,151)	$(75,731)	$764,780	$3,429,654	$4,194,434
Real Estate Securities	$363,125	$344,010	$1,396,240	$2,103,375	$203,346	$(184,669)	$(857,130)	$(902)	$(51,180)	$3,539	$(461,393)	$(1,348,389)	$754,986	$13,434,208	$14,189,194
Partner Small Cap Growth	$(63,706)	$177,582	$454,520	$568,396	$133,449	$(18,280)	$(373,321)	$(543)	$(14,147)	$141	$(387,663)	$(660,364)	$(91,968)	$5,616,506	$5,524,538
Partner Small Cap Value	$(33,667)	$321,751	$633,824	$921,908	$122,463	$(52,625)	$(390,750)	$(489)	$(20,543)	$(317)	$(839,316)	$(1,181,577)	$(259,669)	$7,609,376	$7,349,707
Small Cap Stock	$(87,175)	$21,533	$703,437	$637,795	$108,604	$(33,540)	$(520,369)	$(528)	$(16,507)	$1,923	$(901,045)	$(1,361,462)	$(723,667)	$8,179,882	$7,456,215
Small Cap Index	$(36,703)	$582,070	$597,321	$1,142,688	$150,291	$(90,921)	$(616,714)	$(539)	$(17,603)	$219	$(617,122)	$(1,192,389)	$(49,701)	$8,280,132	$8,230,431
Mid Cap Growth	$(1,342,667)	$5,372,052	$11,992,165	$16,021,550	$2,826,427	$(1,033,634)	$(9,943,938)	$(30,599)	$(389,255)	$62,318	$(7,306,163)	$(15,814,844)	$206,706	$148,406,453	$148,613,159
Partner Mid Cap Value	$(6,542)	$87,403	$293,185	$374,046	$48,385	$(16,789)	$(126,266)	$(91)	$(3,228)	$75	$(280,832)	$(378,746)	$(4,700)	$2,389,282	$2,384,582
Mid Cap Stock	$(95,343)	$197,837	$1,269,900	$1,372,394	$131,318	$(105,342)	$(700,635)	$(546)	$(30,234)	$3,606	$(1,283,089)	$(1,984,922)	$(612,528)	$11,321,445	$10,708,917
Mid Cap Index	$(29,479)	$853,690	$442,795	$1,267,006	$131,447	$(64,543)	$(612,063)	$(444)	$(21,714)	$1,958	$(420,376)	$(985,735)	$281,271	$8,215,335	$8,496,606
Partner Worldwide Allocation	$689,758	$530,304	$7,450,309	$8,670,371	$992,170	$(186,970)	$(2,253,340)	$(4,116)	$(94,842)	$1,019,967	$65,191,774	$64,664,643	$73,335,014	$6,077,873	$79,412,887
Partner Socially Responsible Stock	$(4,748)	$9,948	$51,065	$56,265	$17,821	$—	$(5,969)	$(8)	$(1,183)	$(117)	$37,280	$47,824	$104,089	$357,877	$461,966
Partner All Cap Growth	$(16,197)	$103,905	$42,513	$130,221	$88,845	$—	$(79,613)	$(25)	$—	$—	$(320,440)	$(311,233)	$(181,012)	$1,496,598	$1,315,586
Partner All Cap Value	$(3,829)	$39,489	$55,071	$90,731	$29,192	$(4,677)	$(56,357)	$(24)	$—	$—	$(386,161)	$(418,027)	$(327,296)	$1,090,086	$762,790
Partner All Cap	$(71,781)	$(21,869)	$1,488,235	$1,394,585	$223,317	$(68,621)	$(883,264)	$(1,129)	$(36,075)	$2,553	$(947,002)	$(1,710,221)	$(315,636)	$10,875,080	$10,559,444
Large Cap Growth	$46,988	$(3,018,519)	$49,094,244	$46,122,713	$5,743,013	$(2,339,403)	$(18,731,841)	$(49,979)	$(988,491)	$253,638	$(17,482,272)	$(33,595,335)	$12,527,378	$266,581,427	$279,108,805
Partner Growth Stock	$(114,477)	$371,309	$1,361,628	$1,618,460	$151,494	$(67,334)	$(605,999)	$(720)	$(16,953)	$1,722	$(705,599)	$(1,243,389)	$375,071	$9,610,053	$9,985,124
Large Cap Value	$221,410	$711,487	$4,540,655	$5,473,552	$543,251	$(247,966)	$(2,166,018)	$(2,440)	$(128,767)	$7,776	$(3,618,080)	$(5,612,244)	$(138,692)	$35,941,544	$35,802,852
Large Cap Stock	$(12,243)	$122,310	$1,900,891	$2,010,958	$203,727	$(113,791)	$(1,100,770)	$(881)	$(38,785)	$5,282	$(1,500,799)	$(2,546,017)	$(535,059)	$15,609,617	$15,074,558
Large Cap Index	$84,302	$105,997	$1,733,824	$1,924,123	$225,830	$(156,363)	$(1,109,490)	$(884)	$(27,084)	$2,633	$(108,020)	$(1,173,378)	$750,745	$13,692,976	$14,443,721
Equity Income Plus	$18,702	$75,828	$362,290	$456,820	$179,243	$—	$(310,709)	$(51)	$(4,091)	$287	$244,100	$108,779	$565,599	$3,592,895	$4,158,494
Balanced	$107,246	$464,765	$516,640	$1,088,651	$210,176	$(129,245)	$(808,442)	$(485)	$(30,680)	$5,240	$(562,976)	$(1,316,412)	$(227,761)	$10,017,997	$9,790,236
High Yield	$8,485,469	$(4,720,527)	$16,005,892	$19,770,834	$2,622,730	$(2,047,830)	$(9,384,050)	$(16,770)	$(657,576)	$92,956	$(4,218,550)	$(13,609,090)	$6,161,744	$138,091,324	$144,253,068
Diversified Income Plus	$407,442	$65,832	$1,566,401	$2,039,675	$888,325	$(301,467)	$(1,296,969)	$(452)	$(72,901)	$(2,018)	$7,155,853	$6,370,371	$8,410,046	$13,901,719	$22,311,765
Income	$3,606,704	$1,044,242	$7,694,576	$12,345,522	$2,252,603	$(2,156,701)	$(9,430,504)	$(12,716)	$(601,938)	$77,083	$(1,007,378)	$(10,879,551)	$1,465,971	$132,145,290	$133,611,261
Bond Index	$118,443	$318,413	$38,984	$475,840	$476,652	$(233,576)	$(869,191)	$(516)	$(31,954)	$4,019	$211,108	$(443,458)	$32,382	$12,934,779	$12,967,161
Limited Maturity Bond	$160,319	$(30,480)	$795,438	$925,277	$829,084	$(383,522)	$(2,688,894)	$(2,070)	$(148,606)	$12,977	$54,423	$(2,326,608)	$(1,401,331)	$31,447,498	$30,046,167
Mortgage Securities	$14,638	$106,897	$31,166	$152,701	$135,101	$(27,748)	$(207,522)	$(75)	$(10,983)	$40	$129,667	$18,480	$171,181	$3,155,892	$3,327,073
Money Market	$(255,833)	$—	$—	$(255,833)	$3,390,960	$(241,381)	$(6,319,126)	$(3,979)	$(72,170)	$8,308	$(3,020,364)	$(6,257,752)	$(6,513,585)	$28,057,479	$21,543,894

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net Investment Income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative Charges	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$150,548	$1,625,314	$(5,398,874)	$(3,623,012)	$3,151,658	$(136,972)	$(5,461,586)	$(8,331)	$(26,923)	$790	$(1,310,522)	$(3,791,886)	$(7,414,898)	$76,189,552	$68,774,654
Moderately Aggressive Allocation	$2,208,219	$2,983,449	$(15,036,347)	$(9,844,679)	$9,527,939	$(942,922)	$(17,801,578)	$(16,015)	$(186,625)	$5,931	$(153,432)	$(9,566,702)	$(19,411,381)	$256,285,536	$236,874,155
Moderate Allocation	$3,925,756	$5,194,102	$(16,748,365)	$(7,628,507)	$11,468,540	$(3,269,330)	$(26,770,065)	$(12,891)	$(394,169)	$(71,375)	$11,042,359	$(8,006,931)	$(15,635,438)	$349,930,579	$334,295,141
Moderately Conservative Allocation	$1,633,703	$2,352,503	$(5,497,580)	$(1,511,374)	$5,736,209	$(1,913,835)	$(13,146,127)	$(4,671)	$(239,549)	$(16,859)	$12,945,519	$3,360,687	$1,849,313	$149,861,247	$151,710,560
Partner Technology	$(27,169)	$28,530	$(359,985)	$(358,624)	$85,739	$(1,087)	$(187,647)	$(151)	$(4,675)	$248	$(43,222)	$(150,795)	$(509,419)	$2,663,620	$2,154,201
Partner Healthcare	$(24,931)	$123,577	$(203,599)	$(104,953)	$67,472	$(163)	$(120,843)	$(48)	$—	$1	$(77,640)	$(131,221)	$(236,174)	$2,367,633	$2,131,459
Natural Resources	$(42,753)	$58,344	$(661,798)	$(646,207)	$270,047	$(2,834)	$(365,192)	$(121)	$—	$4	$718,528	$620,432	$(25,775)	$3,672,157	$3,646,382
Partner Emerging Markets Equity	$(200)	$143,617	$(623,706)	$(480,289)	$204,787	$(7,280)	$(329,867)	$(95)	$(951)	$(30)	$37,059	$(96,377)	$(576,666)	$4,006,320	$3,429,654
Real Estate Securities	$(156,745)	$150,651	$1,080,472	$1,074,378	$347,973	$(142,833)	$(1,221,986)	$(976)	$(40,276)	$167	$(1,400,523)	$(2,458,454)	$(1,384,076)	$14,818,284	$13,434,208
Partner Small Cap Growth	$(71,344)	$261,293	$(482,686)	$(292,737)	$141,116	$(8,444)	$(532,929)	$(591)	$(9,713)	$(4,099)	$(426,255)	$(840,915)	$(1,133,652)	$6,750,158	$5,616,506
Partner Small Cap Value	$(73,986)	$391,846	$(555,496)	$(237,636)	$130,094	$(306,145)	$(825,527)	$(489)	$(15,420)	$(430)	$(506,330)	$(1,524,247)	$(1,761,883)	$9,371,259	$7,609,376
Small Cap Stock	$(105,775)	$(3,944)	$(485,953)	$(595,672)	$182,169	$(41,602)	$(688,363)	$(585)	$(17,271)	$1,400	$(1,591,678)	$(2,155,930)	$(2,751,602)	$10,931,484	$8,179,882
Small Cap Index	$(22,301)	$105,270	$(91,229)	$(8,260)	$181,960	$(46,833)	$(650,505)	$(581)	$(16,908)	$760	$(1,013,400)	$(1,545,507)	$(1,553,767)	$9,833,899	$8,280,132
Mid Cap Growth	$(1,295,557)	$5,939,624	$(14,976,414)	$(10,332,347)	$3,329,471	$(1,422,368)	$(11,103,707)	$(34,124)	$(412,375)	$2,578	$(11,695,357)	$(21,335,882)	$(31,668,229)	$180,074,682	$148,406,453
Partner Mid Cap Value	$(24,785)	$109,752	$(297,999)	$(213,032)	$55,969	$(8,720)	$(291,748)	$(78)	$(3,257)	$54	$(246,170)	$(493,950)	$(706,982)	$3,096,264	$2,389,282
Mid Cap Stock	$(137,530)	$246,673	$(990,850)	$(881,707)	$228,003	$(47,135)	$(879,567)	$(620)	$(33,307)	$7,896	$(1,343,108)	$(2,067,838)	$(2,949,545)	$14,270,990	$11,321,445
Mid Cap Index	$(27,802)	$777,625	$(973,996)	$(224,173)	$144,936	$(27,389)	$(857,892)	$(514)	$(21,705)	$(348)	$(1,162,242)	$(1,925,154)	$(2,149,327)	$10,364,662	$8,215,335
Partner Worldwide Allocation	$60,536	$269,560	$(1,246,233)	$(916,137)	$233,065	$(20,098)	$(488,579)	$(179)	$(1,116)	$29	$(48,871)	$(325,749)	$(1,241,886)	$7,319,759	$6,077,873
Partner Socially Responsible Stock	$(3,892)	$8,327	$(22,120)	$(17,685)	$84,442	$—	$(14,423)	$(12)	$(98)	$(19)	$4,393	$74,283	$56,598	$301,279	$357,877
Partner All Cap Growth	$(20,355)	$111,743	$(239,706)	$(148,318)	$55,807	$—	$(292,491)	$(21)	$—	$—	$92,919	$(143,786)	$(292,104)	$1,788,702	$1,496,598
Partner All Cap Value	$(6,108)	$39,728	$(191,976)	$(158,356)	$39,998	$—	$(201,046)	$(29)	$—	$—	$78,202	$(82,875)	$(241,231)	$1,331,317	$1,090,086
Partner All Cap	$(57,324)	$(120,392)	$(514,885)	$(692,601)	$291,586	$(46,302)	$(1,051,498)	$(1,180)	$(24,530)	$(462)	$(920,898)	$(1,753,284)	$(2,445,885)	$13,320,965	$10,875,080
Large Cap Growth	$(1,668,317)	$(8,059,588)	$(8,530,531)	$(18,258,436)	$6,693,391	$(3,521,119)	$(20,868,642)	$(54,593)	$(1,172,283)	$68,102	$(23,056,995)	$(41,912,139)	$(60,170,575)	$326,752,002	$266,581,427
Partner Growth Stock	$(119,965)	$322,570	$(434,428)	$(231,823)	$145,615	$(70,094)	$(880,093)	$(715)	$(17,396)	$(6,739)	$(1,099,895)	$(1,929,317)	$(2,161,140)	$11,771,193	$9,610,053
Large Cap Value	$(434,628)	$616,452	$(1,765,848)	$(1,584,024)	$813,133	$(210,420)	$(3,368,468)	$(2,663)	$(100,547)	$(4,686)	$(4,229,772)	$(7,103,423)	$(8,687,447)	$44,628,991	$35,941,544
Large Cap Stock	$(189,332)	$17,941	$(756,213)	$(927,604)	$308,556	$(170,401)	$(1,222,605)	$(927)	$(40,705)	$1,545	$(1,615,244)	$(2,739,781)	$(3,667,385)	$19,277,002	$15,609,617
Large Cap Index	$81,065	$(78,345)	$151,428	$154,148	$336,911	$(88,085)	$(1,282,559)	$(886)	$(25,922)	$(1,902)	$(1,080,703)	$(2,143,146)	$(1,988,998)	$15,681,974	$13,692,976
Equity Income Plus	$(26,366)	$22,866	$(160,556)	$(164,056)	$146,362	$(14,183)	$(217,057)	$(33)	$(3,871)	$541	$1,780,922	$1,692,681	$1,528,625	$2,064,270	$3,592,895
Balanced	$114,742	$461,419	$(236,518)	$339,643	$238,584	$(123,905)	$(663,041)	$(520)	$(28,468)	$1,444	$(568,722)	$(1,144,628)	$(804,985)	$10,822,982	$10,017,997
High Yield	$9,784,463	$(9,255,113)	$4,666,593	$5,195,943	$2,980,157	$(2,216,236)	$(10,827,440)	$(18,262)	$(648,398)	$51,164	$(9,626,733)	$(20,305,748)	$(15,109,805)	$153,201,129	$138,091,324
Diversified Income Plus	$573,034	$41,945	$(468,497)	$146,482	$498,689	$(285,032)	$(1,217,506)	$(359)	$(55,238)	$4,125	$1,388,052	$332,731	$479,213	$13,422,506	$13,901,719
Income	$4,743,309	$875,388	$960,949	$6,579,646	$2,964,197	$(3,171,026)	$(11,410,394)	$(13,583)	$(639,580)	$88,474	$(8,401,534)	$(20,583,446)	$(14,003,800)	$146,149,090	$132,145,290
Bond Index	$206,490	$201,203	$394,360	$802,053	$519,489	$(118,188)	$(1,225,111)	$(545)	$(30,084)	$(9,099)	$657,798	$(205,740)	$596,313	$12,338,466	$12,934,779
Limited Maturity Bond	$390,345	$(54,211)	$(366,303)	$(30,169)	$950,436	$(574,797)	$(4,135,542)	$(2,265)	$(136,472)	$1,745	$(1,610,699)	$(5,507,594)	$(5,537,763)	$36,985,261	$31,447,498
Mortgage Securities	$58,260	$39,831	$10,497	$108,588	$37,712	$(22,134)	$(174,533)	$(94)	$(10,419)	$(1,567)	$(43,876)	$(214,911)	$(106,323)	$3,262,215	$3,155,892
Money Market	$(337,366)	$—	$—	$(337,366)	$3,118,980	$(404,393)	$(7,667,820)	$(4,458)	$(89,839)	$977	$(1,337,865)	$(6,384,418)	$(6,721,784)	$34,779,263	$28,057,479

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account B

Notes to Financial Statements

December 31, 2012

(1) ORGANIZATION

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 36 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (h)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (i)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (f,i)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (g,i)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (a)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b,i)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner Socially Responsible Stock (i)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (i)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (i)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (c)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (i)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (d)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income (e)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(b)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(c)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(d)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(e)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(f)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(g)	Formerly known as Partner Emerging Markets, name change effective July 27, 2012
(h)	Formerly known as Technology, name change effective June 30, 2009
(i)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract’s accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.10% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2012, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Natural Resources	0.75%
Partner Emerging Markets Equity	1.20%
Real Estate Securities	0.80%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012
Aggressive Allocation	5,892,005	720,625	(1,019,811)	5,592,819	406,202		(737,593)	5,261,428
Moderately Aggressive Allocation	19,808,327	2,047,437	(2,793,969)	19,061,795	1,273,264		(2,431,853)	17,903,206
Moderate Allocation	26,956,428	3,339,170	(3,987,908)	26,307,690	2,273,405		(3,342,514)	25,238,581
Moderately Conservative Allocation	11,662,577	2,323,892	(2,048,224)	11,938,245	1,627,050		(1,640,304)	11,924,991
Partner Technology	205,281	54,240	(66,788)	192,733	43,676		(54,443)	181,966
Partner Healthcare	197,200	35,477	(46,104)	186,573	43,958		(40,263)	190,268
Natural Resources	390,534	186,865	(126,569)	450,830	83,254		(98,792)	435,292
Partner Emerging Markets Equity	326,923	88,977	(99,068)	316,832	61,461		(67,865)	310,428
Real Estate Securities	681,325	96,611	(204,600)	573,336	62,208		(114,438)	521,106
Partner Small Cap Growth	476,345	77,655	(137,149)	416,851	26,779		(71,855)	371,775
Partner Small Cap Value	391,243	76,052	(139,730)	327,565	27,395		(74,846)	280,114
Small Cap Stock	732,752	92,871	(241,115)	584,508	23,758		(116,747)	491,519
Small Cap Index	608,227	63,622	(157,202)	514,647	28,343		(98,001)	444,989
Mid Cap Growth	7,186,865	461,439	(1,318,165)	6,330,139	378,704	144,596	(1,143,861)	5,709,578
Partner Mid Cap Value	220,045	39,237	(76,270)	183,012	16,601		(43,653)	155,960
Mid Cap Stock	841,173	96,422	(218,311)	719,284	33,781		(151,529)	601,536
Mid Cap Index	609,155	55,708	(166,609)	498,254	33,283		(87,748)	443,789
Partner Worldwide Allocation	826,425	190,049	(225,722)	790,752	8,433,066	8,557,628	(9,142,820)	8,638,626
Partner Socially Responsible Stock	29,734	13,882	(8,564)	35,052	10,048		(5,440)	39,660
Partner All Cap Growth	183,002	59,750	(76,058)	166,694	35,011		(68,410)	133,295
Partner All Cap Value	146,445	51,318	(62,817)	134,946	8,385		(57,888)	85,443
Partner All Cap	1,152,258	122,260	(274,848)	999,670	36,071		(180,289)	855,452
Large Cap Growth	5,736,741	632,093	(1,376,020)	4,992,814	327,653	55,337	(949,371)	4,426,433
Partner Growth Stock	897,249	92,104	(237,055)	752,298	50,940		(137,176)	666,062
Large Cap Value	3,565,163	314,428	(882,794)	2,996,797	94,373		(524,550)	2,566,620
Large Cap Stock	1,723,545	189,280	(434,164)	1,478,661	8,539		(286,136)	1,256,401
Large Cap Index	1,248,710	161,301	(326,798)	1,083,213	117,266		(200,007)	1,000,472
Equity Income Plus	222,617	235,448	(59,985)	398,080	129,081		(116,264)	410,897
Balanced	787,099	119,713	(202,515)	704,297	54,734		(144,910)	614,121
High Yield	3,788,813	390,706	(890,421)	3,289,098	235,810		(535,741)	2,989,167
Diversified Income Plus	760,427	280,616	(260,965)	780,078	475,926	75,023	(219,543)	1,111,484
Income	3,795,210	545,761	(1,064,397)	3,276,574	313,837	23,628	(598,765)	3,015,274
Bond Index	865,484	236,887	(253,008)	849,363	168,482		(198,547)	819,298
Limited Maturity Bond	2,842,503	584,582	(1,009,146)	2,417,939	399,339		(574,310)	2,242,968
Mortgage Securities	239,978	58,926	(73,971)	224,933	50,458		(49,347)	226,044
Money Market	17,215,604	9,832,558	(13,014,078)	14,034,084	5,320,797		(8,482,797)	10,872,084

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$6,412,912	$8,242,655
Moderately Aggressive Allocation	13,152,318	25,435,796
Moderate Allocation	20,478,220	31,280,850
Moderately Conservative Allocation	16,629,170	14,977,099
Partner Technology	464,127	619,717
Partner Healthcare	553,459	483,396
Natural Resources	934,208	615,498
Partner Emerging Markets Equity	646,962	724,240
Real Estate Securities	1,416,541	2,405,343
Partner Small Cap Growth	222,350	946,561
Partner Small Cap Value	424,339	1,639,266
Small Cap Stock	151,264	1,601,824
Small Cap Index	984,646	1,526,613
Mid Cap Growth	5,272,981	22,492,810
Partner Mid Cap Value	208,607	593,971
Mid Cap Stock	288,181	2,372,052
Mid Cap Index	1,176,822	1,395,554
Partner Worldwide Allocation	70,238,371	5,651,683
Partner Socially Responsible Stock	105,781	62,588
Partner All Cap Growth	276,596	604,026
Partner All Cap Value	69,890	491,746
Partner All Cap	237,839	2,022,393
Large Cap Growth	6,825,242	40,627,228
Partner Growth Stock	437,313	1,796,901
Large Cap Value	821,976	6,220,586
Large Cap Stock	481,747	3,045,290
Large Cap Index	1,277,454	2,369,163
Equity Income Plus	1,136,542	1,009,349
Balanced	1,156,816	2,063,370
High Yield	11,968,449	17,185,027
Diversified Income Plus	8,240,057	1,460,226
Income	8,692,983	16,042,913
Bond Index	2,446,876	2,626,087
Limited Maturity Bond	4,109,208	6,288,474
Mortgage Securities	712,290	603,991
Money Market	7,534,492	14,056,385

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2012, except as indicated in Note 1, follows:

Subaccount	2012	2011	2010	2009	2008

Aggressive Allocation
Units	5,261,428	5,592,819	5,892,005	6,240,548	5,932,767
Unit value	$13.59	$12.24	$12.89	$11.09	$8.58
Deathclaim units	—	—	—	1,938	—
Deathclaim unit value	$12.79	$11.51	$12.09	$10.39	$8.03
Net assets	$71,638,465	$68,774,654	$76,189,552	$69,607,471	$51,471,184
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.62%	1.30%	1.48%	4.48%	1.51%
Total return (c)	11.01-11.18%	(4.98)-(4.83)%	16.24-16.42%	29.19-29.39%	(37.92)-(37.83)%

Moderately Aggressive Allocation
Units	17,903,206	19,051,270	19,799,786	20,690,133	20,733,970
Unit value	$13.74	$12.31	$12.81	$11.22	$8.74
Deathclaim units	—	10,525	8,541	3,267	4,412
Deathclaim unit value	$13.11	$11.73	$12.19	$10.66	$8.29
Net assets	$248,188,430	$236,874,155	$256,285,536	$234,432,849	$183,237,436
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.18%	1.97%	2.29%	4.85%	2.03%
Total return (c)	11.62-11.79%	(3.92)-(3.78)%	14.17-14.34%	28.38-28.57%	(34.13)-(34.03)%

Moderate Allocation
Units	25,219,046	26,292,774	26,924,988	27,344,277	27,443,650
Unit value	$13.87	$12.55	$12.82	$11.40	$9.09
Deathclaim units	19,535	14,916	31,440	8,586	15,265
Deathclaim unit value	$13.41	$12.12	$12.36	$10.97	$8.73
Net assets	$354,251,532	$334,295,141	$349,930,579	$315,467,462	$253,173,872
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.56%	2.22%	2.53%	4.82%	2.46%
Total return (c)	10.50-10.66%	(2.11)-(1.96)%	12.44-12.61%	25.50-25.69%	(28.53)-(28.42)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Moderately Conservative Allocation
Units	11,913,245	11,932,130	11,645,500	11,398,646	11,526,368
Unit value	$13.58	$12.53	$12.65	$11.48	$9.47
Deathclaim units	11,746	6,115	17,077	5,279	6,913
Deathclaim unit value	$13.28	$12.23	$12.33	$11.17	$9.20
Net assets	$164,180,586	$151,710,560	$149,861,247	$132,693,130	$111,138,334
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.60%	2.17%	2.44%	4.15%	2.72%
Total return (c)	8.39-8.55%	(0.90)-(0.75)%	10.19-10.36%	21.19-21.37%	(21.48)-(21.36)%

Partner Technology
Units	181,940	191,802	205,256	221,036	225,247
Unit value	$13.09	$10.93	$12.68	$10.26	$6.62
Deathclaim units	26	931	25	—	—
Deathclaim unit value	$12.07	$10.06	$11.65	$9.41	$6.07
Net assets	$2,437,655	$2,154,201	$2,663,620	$2,315,293	$1,536,080
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	19.75-19.93%	(13.78)-(13.65)%	23.63-23.82%	54.87-55.10%	(48.89)-(48.81)%

Partner Healthcare
Units	190,268	186,573	197,200	176,585	121,558
Unit value	$13.59	$11.38	$11.96	$10.88	$8.89
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.68	$11.45	$12.01	$10.91	$8.90
Net assets	$2,587,850	$2,131,459	$2,367,633	$1,929,375	$1,087,530
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.26%	0.00%	0.15%	0.01%	0.11%
Total return (c)	19.35-19.53%	(4.84)-(4.70)%	9.92-10.08%	22.48-22.66%	(11.14)-(11.05)%

Natural Resources
Units	435,292	450,770	390,534	385,979	199,863
Unit value	$7.68	$8.02	$9.30	$8.09	$5.69
Deathclaim units	—	60	—	—	—
Deathclaim unit value	$7.74	$8.07	$9.34	$8.11	$5.69
Net assets	$3,370,528	$3,646,382	$3,672,157	$3,133,726	$1,147,372
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.24%	0.07%	0.08%	0.00%	0.12%
Total return (c)	(4.22)-(4.07)%	(13.79)-(13.66)%	15.06-15.23%	42.15-42.36%	(43.11)-(43.05)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner Emerging Markets Equity
Units	310,428	316,832	326,923	224,227	74,508
Unit value	$13.39	$10.75	$12.19	$9.68	$5.60
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.49	$10.81	$12.24	$9.70	$5.61
Net assets	$4,194,434	$3,429,654	$4,006,320	$2,169,611	$417,237
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.55%	1.09%	0.00%	0.89%	1.18%
Total return (c)	24.59-24.78%	(11.80)-(11.67)%	25.94-26.13%	72.79-73.05%	(44.00)-(43.94)%

Real Estate Securities
Units	519,007	570,798	678,109	797,140	978,572
Unit value	$26.41	$22.72	$21.11	$16.73	$13.10
Deathclaim units	2,099	2,538	3,216	2,803	4,352
Deathclaim unit value	$14.63	$12.56	$11.65	$9.22	$7.21
Net assets	$14,189,194	$13,434,208	$14,818,284	$13,735,447	$13,212,588
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.67%	0.00%	2.75%	4.07%	5.93%
Total return (c)	16.25-16.42%	7.64-7.80%	26.17-26.36%	27.67-27.86%	(37.93)-(37.84)%

Partner Small Cap Growth
Units	371,543	416,741	476,307	532,459	600,806
Unit value	$14.67	$13.28	$13.97	$10.96	$8.22
Deathclaim units	232	110	38	62	—
Deathclaim unit value	$12.68	$11.46	$12.03	$9.43	$7.06
Net assets	$5,524,538	$5,616,506	$6,750,158	$5,920,178	$5,022,376
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.09%	0.01%
Total return (c)	10.46-10.63%	(4.90)-(4.75)%	27.46-27.65%	33.28-33.48%	(43.86)-(43.77)%

Partner Small Cap Value
Units	280,004	326,884	390,642	422,687	482,424
Unit value	$25.80	$22.81	$23.53	$19.27	$14.96
Deathclaim units	110	681	601	711	492
Deathclaim unit value	$15.28	$13.49	$13.90	$11.36	$8.81
Net assets	$7,349,707	$7,609,376	$9,371,259	$8,317,238	$7,434,690
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.66%	0.22%	0.98%	0.83%	1.19%
Total return (c)	13.11-13.28%	(3.06)-(2.91)%	22.11-22.29%	28.81-29.01%	(27.85)-(27.74)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Small Cap Stock
Units	491,519	584,303	732,233	892,228	991,651
Unit value	$14.87	$13.74	$14.68	$11.86	$9.96
Deathclaim units	—	205	519	1,369	1,605
Deathclaim unit value	$11.49	$10.60	$11.30	$9.12	$7.65
Net assets	$7,456,215	$8,179,882	$10,931,484	$10,747,351	$10,047,035
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.04%	0.93%	0.99%
Total return (c)	8.22-8.38%	(6.35)-(6.21)%	23.72-23.91%	19.07-19.25%	(27.85)-(27.74)%

Small Cap Index
Units	444,682	511,568	607,516	694,417	840,138
Unit value	$18.06	$15.75	$15.83	$12.72	$10.26
Deathclaim units	307	3,079	711	750	494
Deathclaim unit value	$14.00	$12.19	$12.24	$9.81	$7.91
Net assets	$8,230,431	$8,280,132	$9,833,899	$8,981,467	$8,802,166
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.67%	0.85%	0.83%	1.98%	1.17%
Total return (c)	14.67-14.85%	(0.56)-(0.41)%	24.50-24.69%	23.92-24.11%	(27.85)-(27.74)%

Mid Cap Growth
Units	5,706,223	6,318,340	7,174,742	8,150,367	9,415,344
Unit value	$25.47	$22.95	$24.53	$19.21	$12.87
Deathclaim units	3,355	11,799	12,123	5,216	7,901
Deathclaim unit value	$15.69	$14.11	$15.06	$11.78	$7.88
Net assets	$148,613,159	$148,406,453	$180,074,682	$159,930,642	$123,948,003
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.23%	0.32%	0.25%	0.02%	1.12%
Total return (c)	10.99-11.16%	(6.47)-(6.33)%	27.70-27.89%	49.29-49.52%	(41.77)-(41.69)%

Partner Mid Cap Value
Units	155,960	182,959	220,045	238,136	236,945
Unit value	$15.04	$12.86	$13.88	$11.25	$8.60
Deathclaim units	—	53	—	—	—
Deathclaim unit value	$13.92	$11.88	$12.80	$10.36	$7.91
Net assets	$2,384,582	$2,389,282	$3,096,264	$2,713,671	$2,059,267
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.84%	0.22%	0.82%	1.02%	1.57%
Total return (c)	16.97-17.15%	(7.35)-(7.22)%	23.36-23.55%	30.88-31.08%	(35.76)-(35.67)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Mid Cap Stock
Units	601,303	717,411	841,104	1,012,336	1,114,380
Unit value	$17.35	$15.35	$16.56	$13.33	$9.69
Deathclaim units	233	1,873	69	995	1,232
Deathclaim unit value	$13.19	$11.65	$12.55	$10.09	$7.32
Net assets	$10,708,917	$11,321,445	$14,270,990	$13,785,827	$11,041,971
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.25%	0.05%	0.45%	0.58%	1.11%
Total return (c)	13.03-13.20%	(7.30)-(7.16)%	24.21-24.40%	37.58-37.78%	(41.41)-(41.32)%

Mid Cap Index
Units	443,621	497,542	608,494	694,655	830,975
Unit value	$18.69	$16.10	$16.65	$13.37	$9.89
Deathclaim units	168	712	661	807	493
Deathclaim unit value	$14.76	$12.70	$13.11	$10.51	$7.76
Net assets	$8,496,606	$8,215,335	$10,364,662	$9,494,677	$8,413,410
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.76%	0.80%	1.04%	1.92%	1.39%
Total return (c)	16.08-16.26%	(3.30)-(3.16)%	24.53-24.72%	35.20-35.40%	(36.99)-(36.90)%

Partner Worldwide Allocation
Units	8,634,727	790,685	825,933	711,887	382,954
Unit value	$9.01	$7.68	$8.83	$7.87	$6.05
Deathclaim units	3,899	67	492	—	—
Deathclaim unit value	$9.07	$7.72	$8.87	$7.89	$6.05
Net assets	$79,412,887	$6,077,873	$7,319,759	$5,623,186	$2,326,658
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.98%	1.97%	1.48%	1.98%	1.41%
Total return (c)	17.35-17.53%	(13.08)-(12.95)%	12.19-12.36%	30.23-30.42%	(39.54)-(39.48)%

Partner Socially Responsible Stock
Units	39,660	35,052	29,734	20,285	15,112
Unit value	$11.32	$9.84	$10.13	$8.66	$6.45
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$11.40	$9.89	$10.17	$8.68	$6.46
Net assets	$461,966	$357,877	$301,279	$175,647	$97,528
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.02%	0.00%	0.13%	0.57%	0.44%
Total return (c)	15.04-15.21%	(2.89)-(2.75)%	17.02-17.19%	34.17-34.37%	(35.46)-(35.40)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner All Cap Growth
Units	133,295	166,694	183,002	166,062	55,029
Unit value	$9.87	$8.98	$9.77	$7.89	$5.30
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$9.94	$9.03	$9.81	$7.90	$5.31
Net assets	$1,315,586	$1,496,598	$1,788,702	$1,309,404	$291,848
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.93-10.09%	(8.15)-(8.01)%	23.96-24.15%	48.67-48.90%	(46.96)-(46.91)%

Partner All Cap Value
Units	85,443	134,946	146,445	150,523	77,830
Unit value	$8.93	$8.08	$9.09	$7.73	$5.54
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$8.99	$8.12	$9.13	$7.75	$5.54
Net assets	$762,790	$1,090,086	$1,331,317	$1,164,020	$430,966
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.67%	0.63%	0.00%	1.81%	2.48%
Total return (c)	10.51-10.68%	(11.14)-(11.01)%	17.56-17.73%	39.66-39.87%	(44.63)-(44.57)%

Partner All Cap
Units	855,385	999,603	1,151,829	1,382,235	1,585,263
Unit value	$12.11	$10.67	$11.33	$9.85	$7.75
Deathclaim units	67	67	429	253	253
Deathclaim unit value	$12.98	$11.42	$12.11	$10.51	$8.26
Net assets	$10,559,444	$10,875,080	$13,320,965	$13,847,122	$12,507,347
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.45%	0.63%	0.72%	1.35%	0.74%
Total return (c)	13.47-13.65%	(5.86)-(5.72)%	15.07-15.24%	27.08-27.27%	(43.53)-(43.45)%

Large Cap Growth
Units	4,416,000	4,967,530	5,705,247	6,606,397	7,684,670
Unit value	$61.42	$52.11	$55.62	$50.79	$36.32
Deathclaim units	10,433	25,284	31,494	16,400	40,165
Deathclaim unit value	$12.49	$10.58	$11.28	$10.28	$7.34
Net assets	$279,108,805	$266,581,427	$326,752,002	$344,506,208	$287,210,434
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.12%	0.54%	0.57%	0.75%	1.11%
Total return (c)	17.86-18.04%	(6.31)-(6.17)%	9.52-9.68%	39.85-40.06%	(42.64)-(42.55)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner Growth Stock
Units	665,503	752,104	896,839	1,071,389	1,325,787
Unit value	$14.78	$12.60	$12.93	$11.21	$7.91
Deathclaim units	559	194	410	2,434	2,221
Deathclaim unit value	$13.76	$11.71	$12.00	$10.39	$7.32
Net assets	$9,985,124	$9,610,053	$11,771,193	$12,205,926	$10,667,263
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.02%	0.31%	0.79%
Total return (c)	17.35-17.53%	(2.56)-(2.41)%	15.35-15.52%	41.60-41.82%	(42.77)-(42.68)%

Large Cap Value
Units	2,566,040	2,995,213	3,563,311	4,126,368	4,956,347
Unit value	$13.64	$11.73	$12.24	$10.99	$9.17
Deathclaim units	580	1,584	1,852	2,848	4,046
Deathclaim unit value	$12.47	$10.70	$11.15	$10.00	$8.33
Net assets	$35,802,852	$35,941,544	$44,628,991	$46,316,560	$46,510,085
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.72%	0.02%	1.31%	1.79%	3.53%
Total return (c)	16.28-16.45%	(4.14)-(4.00)%	11.38-11.55%	19.78-19.96%	(35.05)-(34.95)%

Large Cap Stock
Units	1,256,401	1,477,389	1,721,827	2,093,036	2,609,889
Unit value	$11.73	$10.32	$10.94	$9.98	$7.91
Deathclaim units	—	1,272	1,718	2,671	3,252
Deathclaim unit value	$11.32	$9.94	$10.52	$9.58	$7.58
Net assets	$15,074,558	$15,609,617	$19,277,002	$21,326,932	$21,039,819
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.03%	0.01%	0.70%	0.94%	2.90%
Total return (c)	13.64-13.81%	(5.62)-(5.48)%	9.61-9.77%	26.19-26.38%	(38.37)-(38.27)%

Large Cap Index
Units	999,916	1,080,613	1,248,056	1,513,764	1,908,622
Unit value	$14.16	$12.39	$12.32	$10.86	$8.70
Deathclaim units	556	2,600	654	674	488
Deathclaim unit value	$12.65	$11.05	$10.97	$9.66	$7.73
Net assets	$14,443,721	$13,692,976	$15,681,974	$16,725,287	$16,890,310
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.68%	1.65%	1.88%	3.08%	2.30%
Total return (c)	14.27-14.44%	.60-.75%	13.38-13.55%	24.82-25.01%	(37.81)-(37.72)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Equity Income Plus
Units	410,897	398,080	222,617	80,555	56,158
Unit value	$10.01	$8.95	$9.27	$8.07	$6.99
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$10.08	$9.00	$9.31	$8.09	$7.00
Net assets	$4,158,494	$3,592,895	$2,064,270	$649,760	$392,525
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.55%	0.28%	2.88%	1.97%	3.27%
Total return (c)	11.92-12.09%	(3.52)-(3.37)%	15.40-15.57%	15.40-15.57%	(30.10)-(30.03)%

Balanced
Units	613,858	701,850	786,946	899,368	1,116,315
Unit value	$15.32	$13.78	$13.37	$11.93	$9.91
Deathclaim units	263	2,447	153	198	114
Deathclaim unit value	$13.53	$12.15	$11.77	$10.49	$8.70
Net assets	$9,790,236	$10,017,997	$10,822,982	$10,991,848	$11,338,806
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.16%	2.21%	2.58%	4.41%	3.74%
Total return (c)	11.19-11.35%	3.04-3.20%	12.06-12.22%	20.43-20.61%	(26.87)-(26.76)%

High Yield
Units	2,983,757	3,280,186	3,769,174	4,357,429	5,057,916
Unit value	$46.61	$40.52	$39.13	$34.53	$24.33
Deathclaim units	5,410	8,912	19,639	22,330	16,753
Deathclaim unit value	$17.01	$14.77	$14.24	$12.55	$8.83
Net assets	$144,253,068	$138,091,324	$153,201,129	$155,866,966	$127,694,300
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	7.10%	7.74%	8.20%	9.13%	8.95%
Total return (c)	15.03-15.20%	3.56-3.71%	13.32-13.49%	41.92-42.13%	(21.92)-(21.81)%

Diversified Income Plus
Units	1,111,336	774,223	757,674	740,102	964,390
Unit value	$19.45	$17.18	$16.98	$14.81	$11.26
Deathclaim units	148	5,855	2,753	499	1,062
Deathclaim unit value	$14.88	$13.12	$12.94	$11.28	$8.56
Net assets	$22,311,765	$13,901,719	$13,422,506	$11,415,895	$11,190,025
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.42%	5.09%	4.94%	7.81%	6.49%
Total return (c)	13.23-13.40%	1.20-1.35%	14.58-14.75%	31.61-31.81%	(24.08)-(23.96)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Income
Units	3,006,352	3,256,335	3,783,643	4,358,592	5,215,125
Unit value	$42.87	$39.05	$37.27	$33.78	$28.15
Deathclaim units	8,922	20,239	11,567	6,696	9,617
Deathclaim unit value	$14.62	$13.30	$12.67	$11.47	$9.55
Net assets	$133,611,261	$132,145,290	$146,149,090	$152,104,524	$151,863,685
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.83%	4.49%	5.04%	5.77%	5.71%
Total return (c)	9.77-9.94%	4.79-4.95%	10.33-10.50%	19.97-20.15%	(11.82)-(11.68)%

Bond Index
Units	818,510	847,305	865,484	932,246	1,200,230
Unit value	$15.49	$14.92	$13.94	$12.90	$12.02
Deathclaim units	788	2,058	—	2,051	1,922
Deathclaim unit value	$13.81	$13.29	$12.39	$11.45	$10.66
Net assets	$12,967,161	$12,934,779	$12,338,466	$12,323,884	$14,750,241
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.03%	2.81%	3.12%	3.99%	4.88%
Total return (c)	3.80-3.96%	7.03-7.19%	8.04-8.20%	7.29-7.45%	(1.91)-(1.76)%

Limited Maturity Bond
Units	2,234,123	2,415,818	2,839,763	3,029,746	3,235,745
Unit value	$12.98	$12.58	$12.61	$12.11	$10.74
Deathclaim units	8,845	2,121	2,740	1,885	1,048
Deathclaim unit value	$12.06	$11.67	$11.68	$11.20	$9.92
Net assets	$30,046,167	$31,447,498	$36,985,261	$37,823,844	$35,639,583
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.65%	2.24%	3.25%	4.14%	4.56%
Total return (c)	3.17-3.33%	(0.20)-(0.05)%	4.10-4.26%	12.79-12.96%	(7.48)-(7.34)%

Mortgage Securities
Units	226,044	224,933	239,978	261,844	344,902
Unit value	$14.26	$13.60	$13.16	$11.87	$10.62
Deathclaim units	—	—	—	206	30
Deathclaim unit value	$13.79	$13.13	$12.68	$11.42	$10.20
Net assets	$3,327,073	$3,155,892	$3,262,215	$3,205,044	$3,732,863
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.56%	2.88%	3.42%	3.56%	4.54%
Total return (c)	4.83-4.99%	3.38-3.54%	10.87-11.03%	11.79-11.95%	(6.00)-(5.86)%

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Money Market
Units	10,839,676	13,986,434	17,147,711	24,886,504	42,869,495
Unit value	$1.94	$1.96	$1.98	$2.00	$2.02
Deathclaim units	32,408	47,650	67,893	60,453	35,573
Deathclaim unit value	$1.07	$1.08	$1.09	$1.10	$1.11
Net assets	$21,543,894	$28,057,479	$34,779,263	$50,901,198	$88,165,730
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.50%	2.92%
Total return (c)	(1.10)-(0.95)%	(1.09)-(0.94)%	(1.09)-(0.95)%	(0.67)-(0.52)%	1.83-1.98%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

(7) SUBACCOUNT MERGER

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	— Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	— Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	— Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	— Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	— Thrivent Diversified Income Plus Portfolio

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGER - continued

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 26, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$6,219,885	$144,268,673	$273,312,981	$132,914,761	$16,907,187
Target Portfolio	$68,055,047	$3,453,919	$2,940,318	$949,918	$1,400,844
After Acquisition	$74,274,932	$147,722,592	$276,253,300	$133,864,679	$18,308,031

	Shares as of July 26, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	807,484	7,881,295	15,436,092	12,509,507	2,448,897
Target Portfolio	7,633,769	428,218	642,917	88,552	153,951
After Acquisition	8,441,252	8,309,512	16,079,009	12,598,059	2,602,848

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$23,305,002	$2,919,419	$(23,795,797)
Thrivent Mid Cap Growth Portfolio II	$3,080	$(23,248)	$250,108
Thrivent Large Cap Growth Portfolio II	$1,071,016	$39,495	$(801,165)
Thrivent Partner Socially Responsible Bond Portfolio	$(22,634)	$4,752	$57,740
Thrivent Partner Utilities Portfolio	$(64,159)	$24,250	$152,798

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$30,755,311	$3,609,178	$(23,265,494)
Thrivent Mid Cap Growth Portfolio	$11,995,244	$(1,365,914)	$5,622,160
Thrivent Large Cap Growth Portfolio	$50,165,260	$86,482	$(3,819,683)
Thrivent Income Portfolio	$7,671,943	$3,611,456	$1,101,981
Thrivent Diversified Income Plus Portfolio	$1,502,242	$431,692	$218,631

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

Thrivent Variable Annuity Account B

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGER - continued

Assuming the acquisition had been completed on January 1, 2011 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$(10,939,791)	$(885,080)	$(2,204,869)
Thrivent Mid Cap Growth Portfolio	$(15,342,707)	$(1,335,966)	$6,148,262
Thrivent Large Cap Growth Portfolio	$(8,650,064)	$(1,700,888)	$(8,143,472)
Thrivent Income Portfolio	$985,899	$4,755,047	$877,794
Thrivent Diversified Income Plus Portfolio	$(397,780)	$584,414	$46,989

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
PART A:	None
PART B:	Financial Statements of Depositor. (*)
Financial Statements of Thrivent Variable Annuity Account B. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”)	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
2	Not Applicable
3 (a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2006
(b)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 18, 2011
4 (a)	Form of Contract	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(c )	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(e)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
5	Contract Application Form	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
6	Articles of Incorporation and Bylaws of Depositor	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
7	Not Applicable
8	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
11	Not Applicable
12	Not Applicable
13 (a)	Power of Attorney forms for: F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 22, 2008

(b)	Power of Attorney form for Frederick G. Kraegel	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 11 to the registration statement of Thrivent Variable Annuity, Account B, Registration Statement No. 333-76154, filed on April 23, 2012
(e)	Power of Attorney form for Kenneth A. Carow	Filed herewith

(*) Filed Herewith

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Frank H. Moeller Enovate Enterprises 5926 Balcones Drive, Suite 290 Austin, Texas 78731	Chairman of the Board of Directors
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 53212-3299	Director
Kenneth A. Carow 950 Silver Hill Lane Greenwood, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19524	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial

Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
Marie A. Uhrich	Senior Vice President, Communications
James M. Odland	Vice President and Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

One Rock Voltage Investors, LLC[4]	Limited liability company with no independent operations	Delaware

One Rock Holdings Corp. [5]	Holding company with no independent operations	Delaware

Dixie Electric, LLC[6]	Electric Company	Texas

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Mezzanine Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

SNI Holdco Inc.[7]	Holding company with no independent operations	Delaware

SNI Companies[8]	Professional staffing company	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[9]	Managing Member	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Investment Management Inc. (“TIMI”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TIMI and TLIC own respectively 60% and 40% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	A majority of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.
[5]	Wholly owned subsidiary of One Rock Voltage Investors, LLC.
[6]	Approximately 90% of its membership interests are owned by One Rock Voltage Holdings Corp.
[7]	A Majority-owned subsidiary of Thrivent Financial.
[8]	Wholly owned subsidiary of SNI Holdco Inc.
[9]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

There were 43,932 qualified contracts and 13,790 non-qualified contracts as of March 31, 2013.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Other activity.  Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.   The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
Nikki L. Sorum	Vice President
Eric W. Verseman	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Secretary and Chief Legal Officer

Andrea C. Golis	Chief Compliance Officer
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO & Treasurer
Cynthia J. Nigbur	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)	Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 22nd day of April, 2013.

THRIVENT VARIABLE ANNUITY ACCOUNT B (Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2013.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A Majority of the Board of Directors:*

Kenneth A. Carow James H. Scott Mark A. Jeske Frederick G. Kraegel	F. Mark Kuhlmann Kirk D. Farney Frank H. Moeller Bonnie E. Raquet	Alice M. Richter Bradford L. Hewitt Allan R. Spies Adrian M. Tocklin

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 22, 2013
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT B

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.

EXHIBIT NO.

EX 99.24(b)9	Opinion and Consent of Counsel
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
EX 99.24(b)13(e)	Power of Attorney form – for Kenneth A. Carow